AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 19, 2021

File No. 333-253063

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________

FORM N-14

_____________________________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 3 ☒

Post-Effective Amendment No. ☐

_____________________________________

Third Avenue Trust

(Exact Name of Registrant as Specified in Charter)

_____________________________________

622 Third Avenue
New York, New York 10017
(Address of Principal Executive Offices)

(800) 443-1021 (toll-free), (212) 888-5222
(Registrant’s Area Code and Telephone Number)

_____________________________________

With copies to:

Joel L. Weiss JW Fund Management LLC 100 Springdale Road, Suite A3-416 Cherry Hill, NJ 08003	Joseph V. Del Raso, Esq. Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square Philadelphia, PA 19103

_____________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Title of Securities Being Registered: Institutional Class and Z Class Shares of beneficial interest, par value of $0.001 per share, of the Third Avenue International Real Estate Value Fund, a series of the Registrant. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

THIRD AVENUE TRUST

Form N-14
Cross Reference Sheet

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION
PART A
Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization and Advisory Agreement

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Information About the New Advisory Agreement; Voting Information; Exhibit A: Agreement and Plan of Reorganization; Exhibit B: Investment Advisory Agreement

Item 5.	Information About the Registrant

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Voting Information; Exhibit C: Comparison of Fundamental Investment Restrictions of the Successor Fund and the Fund; Exhibit E: Shareholder Information for the Successor Fund; Exhibit F: Additional Information About the Successor Fund

Item 6.	Information About the Fund Being Acquired

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information about the Successor Fund and the Fund; Voting Information; Financial Statements and Experts; Other Matters; Exhibit C: Comparison of Fundamental Investment Restrictions of the Successor Fund and the Fund; Exhibit D: Financial Highlights of the Fund; Prospectus of REMS International Real Estate Value-Opportunity Fund, a series of World Funds Trust, dated May 1, 2020, as supplemented(1)

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Proxy Statement Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION
Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Exhibit F: Additional Information About the Successor Fund

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of REMS International Real Estate Value-Opportunity Fund, a series of World Funds Trust, dated May 1, 2020, as supplemented(1)

Item 14.	Financial Statements	Annual Report of Third Avenue International Real Estate Value Fund, a series of World Funds Trust, dated, December 31, 2020(2)

Semi-Annual Report of REMS International Real Estate Value-Opportunity Fund, a series of World Funds Trust, dated June 30, 2020(3)

PART C
Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

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(1)      Incorporated herein by reference to Post-Effective Amendment Nos. 358 and 359 to the Registration Statement of World Funds Trust on Form N-1A (File Nos. 333-148723 and 811-22172), filed on April 29, 2020.

(2)      Incorporated herein by reference to the Annual Report of Third Avenue International Real Estate Value Fund, a series of World Funds Trust (File Nos. 811-22172), filed on March 11, 2021.

(3)      Incorporated herein by reference to the Semi-Annual Report of REMS International Real Estate Value-Opportunity Fund, a series of World Funds Trust (File Nos. 811-22172), filed on September 9, 2020.

WORLD FUNDS TRUST

THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND
(FORMERLY, REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

March 19, 2021

Dear Shareholder:

As a shareholder of the Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) (the “Fund”), a series of World Funds Trust (the “Trust”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets to Third Avenue International Real Estate Value Fund (the “Successor Fund”), a newly-created series of Third Avenue Trust, in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Fund’s liabilities (the “Reorganization”). For federal income tax purposes, the Reorganization is expected to qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Successor Fund as a result of the Reorganization.

We intend to hold the special meeting of shareholders of the Fund (the “Special Meeting”) in person on April 6, 2021 at 10:00 am. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees. We also encourage you to consider your options to vote by telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of March 31, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

The Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the Fund and will inherit the Fund’s performance and financial records. The Successor Fund’s contractual management fee will be the same as the contractual management fee payable by the Fund and the net expense ratio of the Successor Fund is expected to be the same as or lower than the Fund’s historical annual operating expenses (after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund). If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you will no longer be a shareholder of the Fund and will become a shareholder of the Successor Fund, which has the same investment objective and substantially similar investment management policies as the Fund. Additionally, the Reorganization will not result in any material change to the Fund’s investment portfolio or accounting policies. Upon completion of the Reorganization, you will receive Institutional Class and Z Class shares of the Successor Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund. As part of the Reorganization, the Fund, which is currently diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), will become a “non-diversified” fund, which means that the Successor Fund would not be limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Because a non-diversified fund may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Successor Fund could fluctuate in value more than an investment in a diversified fund.

After the Reorganization is completed, Third Avenue Management LLC (“Third Avenue” or the “Adviser”), will continue to serve as investment adviser to the Successor Fund. Third Avenue also currently serves as investment adviser to the Fund pursuant to an interim investment advisory agreement between Third Avenue and the Trust on behalf of the Fund (the “Interim Agreement”) which became effective on November 23, 2020. You will also be asked to approve a new advisory agreement in connection with the Reorganization. Because the Reorganization may occur after the Interim Agreement expires, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Third Avenue (“New Agreement”) to be effective on any expiration of the Interim Agreement. If the Interim Agreement expires prior to the Reorganization, Third Avenue will continue to provide the Fund with uninterrupted investment advisory services pursuant to the New Agreement. Your approval of the New Agreement will not change the rate at which the Fund pays advisory fees to Third Avenue pursuant to the Interim Agreement. The Board of Trustees of the Trust unanimously recommends that shareholders vote to approve the New Agreement. Third Avenue, as investment adviser to the Successor Fund, will provide investment advisory services pursuant to substantially the same investment approach that Real Estate Management Services Group, LLC (“REMS”), the Fund’s previous investment adviser, used for the Fund and a portfolio manager of the Fund who currently provides day-to-day management of the Fund’s portfolio as an employee of Third Avenue, and previously as an employee of REMS, will continue to provide such services to the Successor Fund as an employee of Third Avenue after the completion of the Reorganization. Foreside Fund Services, LLC (“Foreside”) will distribute the shares of the Successor Fund. The Reorganization will permit Fund shareholders to benefit from Third Avenue’s experience and resources in managing real estate investments, while pursuing the same investment goal currently pursued as a shareholder of the Fund.

After careful review, the Trust’s Board of Trustees has unanimously approved the Reorganization and recommends that you read the enclosed materials carefully and then vote “FOR” the proposals.

Remember, your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•        By Mail.    Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•        By Telephone.    Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•        In Person.    Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

Further information about the Reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions or need additional information, please call (833) 288-9330.

Sincerely,

David A. Bogaert

President

TRANSFER OF THE ASSETS OF

Third Avenue International Real Estate VALUE Fund
(formerly, REMS International Real Estate Value-Opportunity Fund)

TO AND IN EXCHANGE FOR SHARES OF

Third Avenue International Real Estate VALUE Fund

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Third Avenue International Real Estate Value Fund (the “Successor Fund”), a newly-created series of Third Avenue Trust managed by Third Avenue Management LLC (“Third Avenue” or the “Adviser”), on or about April 9, 2021 (the “Closing Date”), and will no longer be a shareholder of Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) (the “Fund”), a series of World Funds Trust (the “Trust”). You will receive corresponding shares of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of the Trust.

The Plan provides for (i) the transfer of all of the assets and all of the liabilities of the Fund to the Successor Fund in exchange for (a) Institutional Class shares of the Successor Fund, which will be distributed by the Fund to its Institutional Class shareholders, and (b) Z Class shares of the Successor Fund, which will be distributed by the Fund to its Z Class shareholders; and (ii) the termination of the Fund (the “Reorganization”).

The Successor Fund has been established solely for the purpose of effecting the Reorganization of the Fund and will carry on the business and inherit the performance and financial records of the Fund. The Successor Fund will not commence investment operations until after the Reorganization is completed. Third Avenue will serve as investment adviser to the Successor Fund.

WHAT IS THE REASON FOR THE REORGANIZATION?

Third Avenue, the current investment adviser to the Fund, concluded that the Reorganization would be in the best interests of the Fund and its shareholders. As discussed in the Proxy Statement/Prospectus, Third Avenue’s conclusion was based on, among other things: a determination that the Fund had not achieved economies of scale under Real Estate Management Services Group, LLC (“REMS”), the Fund’s previous adviser, and that a decrease in asset growth in recent years makes achieving economies of scale in the future unlikely; and the strategic business decision of REMS to terminate that portion of its business relating to the management of the Fund. Third Avenue presented to, and discussed with, the Board of Trustees of the Trust (the “Board”) its rationale, including the aforementioned factors, in recommending the Reorganization. The transition of the Fund into Third Avenue Trust will permit continuity of investment management because the current Adviser to the Fund will remain Adviser to the Successor Fund and the Fund’s current portfolio manager will remain in place after the Reorganization.

Following careful analysis and consideration of a variety of factors discussed in the Proxy Statement/Prospectus, the Board, including a majority of the Board members who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or any of its series, including the Fund (the “Independent Trustees”), unanimously approved the Agreement and Plan of Reorganization (the “Plan”) providing for the Reorganization. The Board also voted to recommend that you vote “FOR” the Plan. Please refer to the sections of the Proxy Statement/Prospectus entitled “Reasons for the Reorganization” for additional information about the consideration of the Trustees in approving the Plan providing for the Reorganization, and recommending that the Plan be approved by the Fund’s shareholders.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Successor Fund and the Fund have the same investment objective and investment strategies. Each fund seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate. To pursue its goal, each fund normally pursues a real estate value strategy (as described in more detail below) through investment in international public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”), mortgage REITs, REIT preferred stock, and other publicly traded companies whose primary business is in the real estate industry. This strategy may lead to investment in smaller capitalization companies. The composition of the portfolio does not seek to mimic equity REIT indices. Under normal conditions, both the Fund and Successor Fund invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the U.S. A portfolio manager of the Fund who currently provides day-to-day management of the Fund’s portfolio as an employee of Third Avenue, and previously as an employee of REMS, will continue to provide such services to the Successor Fund as an employee of Third Avenue after the completion of the Reorganization. Additionally, the Reorganization will not result in any material change to the Fund’s investment portfolio or accounting policies.

Given that the Successor Fund and the Fund have the same investment objective and investment strategies, the risks associated with an investment in the Successor Fund and the Fund are substantially similar. For information regarding the Successor Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The Reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Successor Fund shares, and the holding period for such Successor Fund shares will include the holding period for the shareholder’s Fund shares. As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Successor Fund as a direct result of the Reorganization.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. Under the terms of the advisory agreement with Third Avenue, the Fund has agreed to pay Third Avenue an investment advisory fee at the annual rate of 1.00% of the value of the Fund’s average daily net assets. Third Avenue has contractually agreed to waive certain of its fees and reimburse certain expenses so that the Fund’s annual operating expenses do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2022. For the past fiscal year and under the terms of the prior advisory agreement with REMS and the Interim Agreement (defined below), the Fund paid an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets and REMS and Third Avenue contractually agreed to waive certain of its fees and reimburse certain expenses so that the Fund’s annual operating expenses did not exceed 1.00% of the Fund’s average daily net assets.

Under its agreement with Third Avenue, the Successor Fund has agreed to pay Third Avenue a management fee for the provision of investment advisory and certain administration and accounting services at the annual rate of 1.00% of the value of the Successor Fund’s average daily net assets. Third Avenue has contractually agreed, until April 30, 2022 to waive advisory fees and/or reimburse Successor Fund expenses in order to limit net annual fund operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, dividend and interest expense on short sales and extraordinary expenses) to 1.00% of the average daily net assets of the Successor Fund.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the Reorganization. Certain shares of the Fund charge a redemption fee of 2.00% on proceeds redeemed less than 90 days following their acquisition. The Successor Fund does not impose a redemption fee on its shares.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Third Avenue, and not the Fund or the Successor Fund, will pay the expenses directly related to the Reorganization.

WHY AM I BEING ASKED TO APPROVE AN INVESTMENT ADVISORY AGREEMENT?

Due to REMS’ strategic business decision to terminate that portion of its business relating to the management of the Fund, it provided notice to the Board that it intended to wind down this aspect of its business related to the Fund and thus would no longer serve as investment adviser to the Fund. Upon consideration of the recommendation of REMS, on October 27, 2020, the Board approved an interim investment advisory agreement pursuant to which Third Avenue was appointed as the interim adviser to the Fund (the “Interim Agreement”) to be effective on November 23, 2020. The Interim Agreement may only remain in place for up to 150 days, thus it will terminate on April 22, 2021 or upon the closing of the Reorganization, whichever is sooner. The material terms of the Interim Agreement are substantially identical to the terms of the prior investment advisory agreement with REMS, except with respect to the identity of the investment adviser and the term of the agreement. Effective November 23, 2020, Third Avenue became the interim adviser to the Fund. There was no change to the Fund’s investment objective or strategy in connection with this transition and Quentin Velleley, CFA, an existing portfolio manager of the Fund, continued to provide day-to-day management of the Fund’s portfolio as an employee of Third Avenue. Because the Reorganization may occur after the Interim Agreement expires, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Third Avenue (“New Agreement”) to be effective on any expiration of the Interim Agreement. If the Interim Agreement expires prior to the Reorganization, Third Avenue will continue to provide the Fund with uninterrupted investment advisory services. Your approval of the New Agreement will not change the rate at which the Fund pays advisory fees to Third Avenue pursuant to the Interim Agreement. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

WHY DID THE TRUST’S BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

The Trust’s Board of Trustees has determined that reorganizing the Fund into a newly-formed investment company that has the same investment objective and investment management policies as the Fund, and that is part of the Third Avenue Family of Funds, offers potential benefits to shareholders of the Fund. Among other factors, these potential benefits include:

•        Continuity of portfolio management, because a portfolio manager of the Fund will continue to serve as the Successor Fund’s portfolio manager following the Reorganization;

•        Third Avenue’s experience and resources in managing mutual funds;

•        A greater potential to retain asset size and attract additional assets, which, in the long-term, may help manage per share operating expenses;

•        The Successor Fund’s contractual management fee is the same as the contractual management fee payable by the Fund and the net expense ratio of the Successor Fund is expected to be the same or lower than the Fund’s historical annual operating expenses after waivers and reimbursements; and

•        Access to the additional investment options offered by the Third Avenue Family of Funds through the exchange privileges of the Successor Fund.

For more information regarding these potential benefits and other factors considered by the Trust’s Board of Trustees, please review “Reasons for the Reorganization” in the enclosed Prospectus/Proxy Statement. The Trust’s Board of Trustees believes the proposed Reorganization is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the Reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•        By mail, with the enclosed proxy card and postage-paid envelope;

•        By telephone, with a toll-free call to the number listed on your proxy card; or

•        In person at the Special Meeting.

We encourage you to vote by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

WORLD FUNDS TRUST

THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND (FORMERLY, REMS
INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of shareholders (the “Shareholders”) of the Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) (the “Fund”), a series of World Funds Trust (the “Trust”), will be held at the offices of the Fund’s transfer agent, Commonwealth Fund Services, Inc., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on April 6, 2021, at 10:00 a.m. Eastern Time, for the following purposes:

1.      To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Third Avenue International Real Estate Value Fund (the “Successor Fund”), a newly-created series of Third Avenue Trust, as follows: (a) Institutional Class shares of the Successor Fund, which will be distributed by the Fund to its Institutional Class shareholders, and (b) Z Class shares of the Successor Fund, which will be distributed by the Fund to its Z Class shareholders, each having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Successor Fund of all of the Fund’s liabilities (the “Reorganization”). Institutional Class and Z Class shares of the Successor Fund, respectively, received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust;

2.      To approve an investment advisory agreement between World Funds Trust (the “Trust”) and Third Avenue Management LLC (“Third Avenue”) on behalf of the Fund, to take effect upon any expiration of the interim advisory agreement between the Trust and Third Avenue on behalf of the Fund and remain in effect until consummation of the Reorganization; and

3.      To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees. We also encourage you to consider your options to vote by telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of March 31, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Shareholders of record at the close of business on February 23, 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest of the Fund present in person or by proxy at the Special Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

Your vote is important to us. Thank you for taking the time to consider these proposals.

By Order of the Board of Trustees

David A. Bogaert

President

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

Third Avenue International Real Estate VALUE Fund (formerly, REMS
International Real Estate Value-Opportunity Fund)
(a series of World Funds Trust)
8730 Stony Point Parkway
Suite 205
Richmond, VA 23235
(800) 673-0550

To and in Exchange for Shares of

Third Avenue International Real Estate VALUE Fund
(a series of Third Avenue Trust)
622 Third Avenue
New York, New York 10017
(800) 443-1021

PROSPECTUS/PROXY STATEMENT
MArch 19, 2021

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, APRIL 6, 2021

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”), on behalf of Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) (the “Fund”), a series of the Trust, to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on Tuesday, April 6, 2021, at 10:00 a.m. Eastern Time, at the offices of the Fund’s transfer agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on Tuesday, February 23, 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. The Trust intends to hold the Special Meeting in person. However, the Trust is sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, the Trust may impose additional procedures or limitations on Special Meeting attendees. The Trust also encourages shareholders to consider options to vote by telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of March 31, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

It is proposed that the Fund transfer all of its assets to the Third Avenue International Real Estate Value Fund (the “Successor Fund”), a newly-created series of Third Avenue Trust, and the Successor Fund assume all of the Fund’s liabilities in the following manner: (a) Institutional Class shares of the Successor Fund will be distributed by the Fund to its Institutional Class shareholders, and (b) Z Class shares of the Successor Fund will be distributed by the Fund to its Z Class shareholders, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Successor Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Successor Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Institutional Class or Class Z shares (or fractions thereof) of the Successor Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Institutional Class or Z Class Fund shares, respectively, as of the date of the Reorganization.

It is also proposed that shareholders of the Fund approve an investment advisory agreement between the Trust and Third Avenue Management LLC (“Third Avenue”) on behalf of the Fund. Third Avenue currently serves as investment adviser to the Fund pursuant to an interim investment advisory agreement between Third Avenue and the Trust on behalf of the Fund (the “Interim Agreement”) which became effective on November 23, 2020. Because the Reorganization may occur after the Interim Agreement expires, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Third Avenue (“New Agreement”) to be effective upon any expiration of the Interim Agreement. If the Interim Agreement expires prior to the Reorganization, Third Avenue will continue to provide the Fund with uninterrupted investment advisory services. Your approval of the New Agreement will not change the rate at which the Fund pays advisory fees to Third Avenue pursuant to the Interim Agreement. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement. This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Fund shareholders should know before voting on the proposal or investing in the Successor Fund.

The Commission has not approved or disapproved the Successor Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Fund and the Successor Fund are open-end management investment companies. The Successor Fund has been established solely for the purpose of effecting the Reorganization of the Fund, and will not commence investment operations until after the Reorganization is completed. The Successor Fund has the same investment objective and investment strategies as the Fund. Third Avenue will be engaged as the Successor Fund’s investment adviser. A portfolio manager of the Fund who currently provides day-to-day management of the Fund’s portfolio as an employee of Third Avenue and formerly provided day-to-day management of the Fund’s portfolio as an employee of Real Estate Management Services Group, LLC (“REMS”) will continue to provide such services to the Successor Fund as an employee of Third Avenue after the completion of the Reorganization. Additionally, the Reorganization will not result in any material change to the Fund’s investment portfolio or accounting policies. If the Reorganization is approved by shareholders of the Fund, the Successor Fund will carry on the business of the Fund and will inherit the Fund’s performance and financial records following consummation of the Reorganization. Foreside Fund Services, LLC (“Foreside”) will distribute the Successor Fund’s shares. The Successor Fund is a series of Third Avenue Trust. A comparison of the Fund and the Successor Fund is set forth in this Prospectus/Proxy Statement.

For a free copy of the Fund’s most recent Prospectus, Annual Report or Semi-Annual Report, please call your financial adviser, call the Fund toll free (800) 673-0550, visit https://theworldfundstrust.com/funds/third-avenue/third-ave-intl-real-estate-value.php or write to the Fund c/o World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” the Reorganization except as to broker non-votes as described under the heading “Voting Information.” If the enclosed proxy card is executed and returned, or if you have voted by telephone, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number. To be effective, such revocation must be received before the Special Meeting. Also, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. As of the Record Date, there were 3,207,592 Fund shares issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about March 19, 2021. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request

i

PRoposal 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE SUCCESSOR FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, information about the Successor Fund attached to this Prospectus/Proxy Statement as Exhibits E and F, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Transaction.    The Trust’s Board of Trustees, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Successor Fund, at the recommendation of Third Avenue, unanimously approved the Plan for the Fund. Third Avenue’s reasons for proposing the Plan were as follows:

•        The Fund has not achieved economies of scale, and a decrease in asset growth in recent years makes achieving economies of scale in the future unlikely;

•        REMS’ strategic business decision to terminate that portion of its business relating to the management of the Fund;

•        The Fund and the Successor Fund have the same investment objective and similar principal investment strategies and risks;

•        The current investment adviser to the Fund will become the investment adviser to the Successor Fund and the current portfolio manager will remain in place for the Successor Fund after the Reorganization;

•        The advisory fee rate charged to the Fund is the same as the advisory fee rate charged to the Successor Fund;

•        The Adviser will provide a contractual expense limitation that will limit the total annual fund operating expenses of the Successor Fund to an amount no greater than the expense limitations in place for the Fund prior to the Reorganization;

•        The Adviser will pay all expenses of the Fund and the Successor Fund in connection with the Reorganization; and

•        The Reorganization is intended to be a tax-free transaction for federal income tax purposes.

The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Successor Fund all of the assets of the Fund, including all securities and cash, in exchange solely for shares of the Successor Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Successor Fund will assume all of the Fund’s liabilities, as described in the Plan. The Fund will distribute all Successor Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Successor Fund’s shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be dissolved under Delaware law. Institutional Class and Z Class shares of the Successor Fund are new and have been authorized by the Successor Company’s Board to be issued to Fund shareholders in connection with the Reorganization.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge (“CDSC”) will be imposed at the time of the Reorganization. Z Class shares of the Fund and Institutional Class and Z Class shares of the Successor Fund are not subject to any sales charges (including CDSCs) or redemption fees.

The Trust’s Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

Federal Income Tax Consequences.    The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Successor Fund as a direct result of the Reorganization. See “Federal Income Tax Consequences.”

Comparison of the Successor Fund and the Fund.    The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and information about the Successor Fund. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference to this Prospectus/Proxy Statement, and in “Shareholder Information About the Successor Fund” and “Additional Information About the Successor Fund,” which are attached to this Prospectus/Proxy Statement as Exhibits E and F, respectively.

Goal and Approach.    The Successor Fund and the Fund have the same investment objective and substantially similar investment management policies. The Successor Fund and the Fund each seek to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate. The investment objectives of each of the Fund and the Successor Fund are fundamental and may not be changed without approval by the vote of a “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Fund or Successor Fund, respectively.

Investment Objectives and Strategies.

Investment Objective of the Successor Fund

The Successor Fund and the Fund have an identical investment objective, which is presented in the discussion below.

Investment Objective of the Fund

The Fund seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Investment Strategies of the Successor Fund

The Successor Fund and the Fund have substantially identical investment strategies, which are presented in the discussion below.

Investment Strategies of the Fund and Successor Fund

The Fund’s investment objective is pursued through a real estate value strategy through investment in international public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”), mortgage REITs, REIT preferred securities and other publicly traded companies whose primary business is in the real estate industry. This strategy may lead to investment in smaller capitalization companies (under $1 billion). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. Equity securities can consist of shares of REITs and securities issued by other companies principally engaged in the real estate industry. Equity securities can also include securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by REITs or comparable foreign structures, and real estate operating companies. REITs and comparable foreign structures are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and which may have corporate tax advantages relative to other corporate structures. The Fund may invest in equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs generate revenue from interest earned on mortgage loans.

The Fund does not invest in real estate directly. The majority of the Fund’s assets will normally be invested in the securities of companies located in countries other than the United States, although these companies may have investments that provide exposure to the U.S. real estate industry. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of assets in such securities. For purposes of the foregoing, the Fund considers an issuer to be located in a particular country based on where the issuer is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded.

The real estate value strategy seeks to invest in companies that in the Adviser’s view have underlying real estate assets that are trading at a discount to the private market value of such assets, have the ability to grow the value of real estate asset above average, or have an above-average free cash flow yield. The Adviser screens its universe of real estate securities for a number of proprietary valuations, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company-specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are made without regard to a company’s market capitalization. The Fund’s investment process is indifferent to index weightings which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally represent a broad range of geographic regions, property types and tenants.

The Fund’s investment strategy also takes into account the impact that real estate companies have on the environment and other sustainability considerations when making investment decisions for the Fund’s investment portfolio. In assessing sustainability, the Adviser considers different factors, including environmental, social, and governance (“ESG”) criteria. Some of the environmental criteria the Adviser considers include energy and resource efficiency, water use, land use, emissions and pollution, recycling and waste reduction, and risks due to climate change, among others. The social criteria the Adviser considers include employee policies that promote equal opportunity based on gender, race, religion, age, disability or sexual orientation, labor-management relations, health and safety, tenant engagement, community relations and land use planning, among others. Some of the governance criteria that the Adviser considers include reporting and disclosure, board diversity and independence, shareholder rights, executive pay, auditor independence, transparency, disclosure of political contributions, conflict of interests, ethics, bribery and corruption, among others. Other sustainability considerations include identifying companies that are: focused on building or renovating properties for low-income occupants; actively promoting ways to reduce energy consumption and waste from their operations; assigning personnel, including senior management, to implement and monitor for ESG related initiatives; incorporating ESG factors in their annual performance targets; providing open disclosure of their ESG targets and related performance, including disclosure regarding any failures to meet such targets; and, performing entity level assessments of ESG programs and related performance. The Adviser performs its own internal research as it relates to measuring an investment’s ESG criteria.

The items discussed above are illustrative and do not necessarily reflect the full range of ESG criteria that may be applied in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the ESG criteria are applied in a particular situation. Companies in which the Fund may invest do not necessarily meet the highest standards in all aspects of ESG performance. We do believe that a well-managed company is one that considers ESG criteria when operating their business. These companies look for opportunities to improve relations with employees, consumers, communities and the environment. In addition, these companies tend to work towards improving in these areas, and, in our opinion, these efforts over the long-term will serve investors well.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 331/3% of the Fund’s total assets less its liabilities other than borrowing. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The Fund may also utilize leverage by taking short positions totaling up to 30% of the Fund’s total assets. The Adviser is most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where, in the Adviser’s view, an investment’s fundamental outlook is believed poor relative to its current valuation. Short sales may occur if the Adviser determines an event is likely to have downward impact on the market price of a company’s securities. The Adviser may short either individual securities and/or index funds to pursue these strategies. The Fund may also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash.

The Fund may engage in various investments such as put and call options on foreign currencies, foreign currency forward contracts, foreign currency futures contracts, and foreign currency swaps for the purpose of hedging the Fund’s foreign currency risk. The Fund may also use put and call options on broad-based international equity real estate indices (or exchange traded funds (“ETFs”) that replicate such indices) for the purpose of hedging the Fund’s foreign currency risk and protecting the Fund from large drawdowns in periods of market weakness. In addition, the Fund may use interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk.

While both leverage and shorting are permitted, neither is required to execute the Fund’s real estate value investment process. The Fund is long-biased, which means that on a net basis that it will have more exposure to long positions in its portfolio than short positions.

Although the Fund intends to invest primarily in equity securities, the Fund may hold for extended periods of time a significant portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit and short-term debt obligations, either due to pending investments or when investment opportunities are limited.

The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Diversification.    The Fund is a “diversified” fund for purposes of the 1940 Act, which means that the Fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). The Successor Fund is a “non-diversified” fund for purposes of the 1940 Act, which means that the Successor Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Because a non-diversified fund may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Investment Restrictions.    The Successor Fund and the Fund have similar fundamental investment restrictions. Please see Exhibit C of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Successor Fund and the Fund. The Fund’s investment restrictions, as well as the Fund’s interpretations of those restrictions, are further summarized under the section entitled “Investment Policies and Restrictions” in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement. The Successor Fund’s fundamental investment restrictions, as well as the Successor Fund’s interpretations of those restrictions, are further described in Exhibit F of this Prospectus/Proxy Statement.

Investment Risks.    Given that the Successor Fund and the Fund have the same investment objective and investment management policies, the risks associated with an investment in the Successor Fund and the Fund are substantially similar, although they are not the same. A comparison of the principal investment risks of the Successor Fund to the corresponding principal investment risks of the Fund is shown below.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Portfolio will similarly fluctuate and you could lose money. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Substantially similar.

Real Estate Risk. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates impacting property values, borrowing costs, and real estate security prices; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

Real Estate Market and Related Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The value of the Fund’s holdings in real estate exposed companies may be affected negatively by factors unrelated to real estate markets.

Substantially similar.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

REIT and Real Estate-Related Investment Risk. To the extent that the Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs.

REIT Risks. REITs are pooled investment vehicles which include equity REITs and mortgage REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public crises, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws. A REIT that receives dividend income from a foreign corporation may be subject to foreign withholding tax on such income, which will reduce the economic return.

Substantially similar.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular, mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

To the extent the Fund invests in foreign REITs, its distributions may be subject to withholding tax. The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends. Thus, an investment in the Fund may not be suitable for taxable entities.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued, they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. Government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. Government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Substantially similar.
See “Debt Securities Risk” above.

Interest Rate Risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed income instruments with longer durations are subject to more volatility than those with shorter durations.

Substantially similar. See “Debt Securities Risk” for Successor Fund.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Foreign Investment Risk/Emerging Markets Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Substantially similar.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Foreign Currency Risk. Although the Fund will report its net asset value (“NAV”) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

Substantially similar.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities and, thus, the value of the Fund’s shares.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Substantially similar.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

Leverage Risk. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Leverage Risk. The amount of borrowings from banks, including the rates at which the Fund can borrow in particular and other forms of leverage (e.g., short selling — see Short Sales Risk below), will affect the performance of the Fund. Leveraging the Fund exaggerates changes in the value and in the yield of the Fund’s portfolio. This may result in greater volatility of the NAV of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage; the Fund’s return would be lower than if leverage had not been used.

Substantially similar.
Same.

Short Sales Risk. The Fund may engage in short sales of securities and index funds in executing its investment strategy. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may also cover its short positions by segregating an amount of the cash or liquid securities on its records equal to the market price of the securities sold short. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss.

Same.
Same.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Same.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks
Same.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Same.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

	None. The Fund is classified as a diversified company under the 1940 Act.	Different. The Fund is classified as a diversified company under the 1940 Act, whereas the Successor Fund will be classified as a “non-diversified” under the 1940 Act

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Risk.”

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market and Related Risk.”

Substantially similar.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Substantially similar.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in areas of the real estate sector that appear to be temporarily depressed. The prices of securities in this sector may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

Investment Style Risk. The Fund pursues a value style of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. In light of the Fund’s investment strategies, this approach to investing focuses on the value of the underlying real estate assets of the issuers in which the Fund may invest, or the dividend yield rate or free cash flow of such issuers. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value investing can result in holding portfolios of securities that continue to be undervalued by the markets for long periods of time, thus preventing realization of what the Adviser believes to be the value of the position.

Substantially similar.

Equity-Related Securities Risk. The Fund may invest in equity-related securities (such as convertible bonds, convertible preferred stock, warrants, options and rights). The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to exhibit characteristics more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters.

Substantially similar.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

See “Equity-Related Securities Risk” above

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risk as apply to underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Substantially similar. See “Equity-Related Securities Risk” for Successor Fund.
Same.

Hedging Risk. The Fund may utilize put and call options for the purpose of hedging certain of the Fund’s risks. Options are a type of derivative instrument. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives, such as options, to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Imperfect correlation between the options and securities markets may detract from the effectiveness or efficiency of the attempted hedging.

Same.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. Successful use by the Fund of options on stock indices will be subject to its ability to correctly predict movements in the direction of the securities or of a particular market segment.

By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for unlimited loss.

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies. Currency transactions may include foreign currency forward contracts, foreign currency swaps and foreign currency futures contracts. While futures contracts generally are liquid investments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s investment in such contracts. Currency hedging can result in losses to the Fund if the currency being hedged fluctuates to a degree or in a direction that is not anticipated.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

The Fund may utilize interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk. To the extent the Fund uses Treasury futures, it is exposed to the additional volatility in comparison to investing directly in U.S. Treasury bonds. Futures can be less liquid and involve the risk that anticipated treasury rate movements will not be accurately predicted.

The risks associated with the instruments in this section may be significant. The utilization of these types of instruments can magnify losses more than other types of investments. The extent of losses to which the Fund may be exposed as a result of its use of these derivative instruments is not limited.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund	Comparison of Principal Risks

ESG Strategy Risk. The Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

ESG Investing Risk. The Fund’s ESG investment strategy may select or exclude securities of certain issuers for reasons other than performance and as a result the Fund may underperform funds that do not utilize an ESG investment screening process. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor.

Substantially similar.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan.

	None.	Different. The Fund did not disclose “Securities Lending Risk,” whereas the Successor Fund will.

Sales Charges.    All share classes of the Successor Fund are not subject to any sales charges (including CDSCs). Z Class shares of the Fund are not subject to any sales charges (including CDSCs). Institutional Class shares of the Fund charge a redemption fee of 2.00% on the amount redeemed, if applicable, on shares held less than ninety (90) days. The Successor Fund does not impose a redemption fee on its shares. No redemption fee will be imposed at the time of the Reorganization.

Fees and Expenses.    Under its agreement with Third Avenue, the Successor Fund has agreed to pay Third Avenue a management fee at the annual rate of 1.00% of the value of the Successor Fund’s average daily net assets. Third Avenue has contractually agreed, until April 30, 2022, to waive advisory fees and/or reimburse Successor Fund expenses in order to limit the Fund’s net annual fund operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, dividend and interest expense on short sales and extraordinary expenses) to 1.00% of the average daily net assets of the Institutional Class and Z Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”).

Under its agreement with Third Avenue, the Fund is obligated to pay Third Avenue an investment advisory fee at the annual rate of 1.00% of the value of the Fund’s average daily net assets. Third Avenue has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2022. Such limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust.

For services rendered during the period from January 1, 2020 through November 22, 2020 and pursuant to the terms of the prior investment advisory agreement, the Fund paid investment advisory fees, after fee waivers and expense reimbursements, to REMS that amounted to 0.35% of the value of the Fund’s average daily net assets. For the same period, the advisory fees payable by the Fund to REMS were $181,709. For services rendered from November 23, 2020 through December 31, 2020 and pursuant to the terms of the Interim Agreement, the Fund paid investment advisory fees, after fee waivers and expense reimbursements, to Third Avenue that amounted to 0.02% of the value of the Fund’s average daily net assets. For the same period, the advisory fees payable by the Fund to Third Avenue were $8,416.

For the fiscal year ended December 31, 2020, the Fund paid REMS and Third Avenue a fee equal to 1.00% of its average daily net assets (effective rate of 0.37% after fee waivers and expense reimbursements).

The Successor Fund will have the same contractual management fee and the same or lower total annual expense ratio (after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund) as the Fund.

The fees and expenses set forth below for the Fund are as of the Fund’s fiscal year ended December 31, 2020, and the expenses set forth below for the Successor Fund are based on estimated amounts for the current fiscal year. Platform Class shares of the Fund have not commenced operations as of the date of this Prospectus. The “Pro Forma After Reorganization” operating expenses information is based on the fees and expenses of each fund, as of the fiscal period end noted above, as adjusted showing the effect of the consummation of the Reorganization. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund		Successor Fund
	Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) Institutional Class Shares		Pro Forma After Reorganization Third Avenue International Real Estate Value Fund Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of lower of purchase or sale price)	None		None

Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%		1.00%
Distribution and Service (12b-1) Fees	None		None
Other Expenses
Dividend Expense on Securities Sold Short and Interest Expense on Borrowing	0.03%		0.03%
Shareholder Services Plan	0.10%		0.10%
Other Expenses	0.56%		0.55%
Total Other Expenses	0.69%		0.68	%(1)
Total Annual Fund Operating Expenses	1.69%		1.68%
Less Fee Waiver and/or Expense Reimbursement	(0.66	)%(2)	(0.65	)%(3)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	1.03	%(2)	1.03	%(3)

____________

(1)      “Other expenses” are based on estimated amounts for the current fiscal year.

(2)      Third Avenue Management LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2022. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

(3)      The Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, until April 30, 2022, to waive advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, dividend and interest expense on short sales and extraordinary expenses) to 1.00% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated only by the Board of Trustees of Third Avenue Trust.

	Fund		Successor Fund
	Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) Z Class Shares		Pro Forma After Reorganization Third Avenue International Real Estate Value Fund Z Class Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of lower of purchase or sale price)	None		None

Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%		1.00%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	%		%
Dividend Expense on Securities Sold Short and Interest Expense on Borrowing	0.03%		0.03%
Shareholder Services Plan	None		None
Other Expenses	0.56%		0.55%
Total Other Expenses	0.59%		0.58	%(1)
Total Annual Fund Operating Expenses	1.59%		1.58%
Less Fee Waiver and/or Expense Reimbursement	(0.56	)%(2)	(0.55	)%(3)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	1.03	%(2)	1.03	%(3)

____________

(1)      “Other expenses” are based on estimated amounts for the current fiscal year.

(2)      Third Avenue Management LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2022. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

(3)      The Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, until April 30, 2022, to waive advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, dividend and interest expense on short sales and extraordinary expenses) to 1.00% of the average daily net assets of the Z Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated only by the Board of Trustees of Third Avenue Trust.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Successor Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund’s operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples for the Successor Fund are based on net operating expenses, which reflect the Expense Limitation Agreement by Third Avenue. For the Fund, the Example is based on the net operating expenses as of its most recent fiscal year ended December 31, 2020, and reflects Third Avenue’s agreement to waive fees and/or reimburse Fund expenses. The “Pro Forma After Reorganization” Example shows the effect of the consummation of the Reorganization of the Fund and the Successor Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund	Successor Fund
	Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) Institutional Class Shares	Pro Forma After Reorganization Third Avenue International Real Estate Value Fund Institutional Class Shares
1 Year	$105	$105
3 Years	$468	$466
5 Years	$856	$851
10 Years	$1,943	$1,933
	Fund	Successor Fund
	Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) Z Class Shares	Pro Forma After Reorganization Third Avenue International Real Estate Value Fund Z Class Shares
1 Year	$105	$105
3 Years	$447	$445
5 Years	$813	$808
10 Years	$1,842	$1,832

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 46.94% of the average value of the Fund’s portfolio.

Past Performance.    Performance information for the Successor Fund is not presented because it has not yet commenced operations. As accounting successor to the Fund, the Successor Fund will assume the Fund’s historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Fund. The bar chart for the Fund shows the changes in the performance of the Fund’s Institutional Class shares from year to year since its inception. The table for the Fund compares the average annual total returns of the Fund’s Institutional Class and Z Class shares to those of a broad measure of market performance. Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund or the Successor Fund will perform in the future. Updated performance information is available at https://theworldfundstrust.com/funds/third-avenue/third-ave-intl-real-estate-value.php or by calling toll-free (800) 673-0550.

During the periods shown, the highest quarterly return was 17.3% (quarter ended December 31, 2020) and the lowest quarterly return was -25.51% (quarter ended March 31, 2020).

Average Annual Total Returns for the Period Ended December 31, 2020*

The table below shows how average annual total returns of the Fund’s Institutional Class shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ.

Return Before Taxes	1 Year	5 Years	Since Inception
Institutional Class Shares	4.89%	8.61%	6.23% (3/19/2014)
Z Class Shares	4.98%	N/A	6.03% (4/20/2018)
Return After Taxes – Institutional Class Shares
Return After Taxes on Distributions	3.49%	7.23%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	3.08%	6.43%	4.52%
MSCI ACWI ex USA IMI Core Real Estate Index (reflects no deduction for fees, expenses, or taxes)**	-8.12%	5.77%	4.98% (3/19/2014)
EPRA/NAREIT Global ex U.S. Equity Index (reflects no deduction for fees, expenses, or taxes)**	-8.76%	6.07%	4.79% (3/19/2014)

____________

*        As of December 31, 2020, there were no Platform Shares outstanding for the Fund.

**      Effective February 25, 2020, the Fund is using a new benchmark index, the MSCI ACWI ex USA IMI Core Real Estate Index. The Fund changed its benchmark because it is no longer cost-effective to continue to use the EPRA/NAREIT Global ex U.S. Equity Index. Under the 1940 Act and its rules, the Fund must include in its prospectus and shareholder reports EPRA/NAREIT Global ex U.S. Equity Index’s performance for one year from the date of the change.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Adviser.    The investment adviser for the Fund and the Successor Fund is Third Avenue. Third Avenue is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The parent company of the Third Avenue is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Third Avenue, including key employees of the Third Avenue. The day-to-day activities of the Third Avenue, including all investment advice, are managed by the Adviser’s senior management. The investment advisory services of the Adviser are furnished to the fund pursuant to the Interim Agreement and would be provided to the Successor Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, Third Avenue supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Fund’s purchases and sales of securities and other assets. Third Avenue is responsible for selecting brokers and obtaining best execution in placing portfolio transactions with brokers and dealers. The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of Third Avenue and pays the compensation of officers of the Trust. Besides the Successor Fund, Third Avenue does not act as investment adviser or sub-adviser to any other registered investment company with an investment objective and strategy substantially similar to the Fund. A discussion regarding the basis for the Board’s approving the Advisory Agreement with Third Avenue will be available in the Successor Fund’s semi-annual report for the fiscal period ending April 30, 2021. As of December 31, 2020, accounts managed by Third Avenue had combined assets of approximately $1.44 billion.

Portfolio Manager.    A portfolio manager of the Fund who currently provides day-to-day management of the Fund’s portfolio as an employee of Third Avenue, and previously as an employee of REMS, will continue to provide such services to the Successor Fund as an employee of Third Avenue after the completion of the Reorganization. Quentin Velleley, CFA is the Fund’s primary portfolio manager, a position he has held since the Fund’s inception in March 2014. Mr. Velleley is Portfolio Manager of Third Avenue. Previously, Mr. Velleley was an Executive Vice President, Chief Investment Officer of REMS and Director for Citigroup Global Markets where he was a senior member of the global real estate equity research team since 2005. Earlier in his career Mr. Velleley gained experience in commercial real estate corporate finance and consulting.

The Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement, and Exhibit F to this Prospectus/Proxy Statement provide additional information about the portfolio manager’s compensation structure for the Fund and Successor Fund, respectively, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities of the Fund.

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at https://theworldfundstrust.com/funds/third-avenue/third-ave-intl-real-estate-value.php. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement. Information about the Successor Fund’s daily portfolio holdings will be available at www.thirdave.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Successor Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in Exhibit F to this Prospectus/Proxy Statement.

Independent Registered Public Accounting Firm.    Tait, Weller & Baker LLP is the independent registered public accounting firm for the Fund, and PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Successor Fund.

Comparison of Other Service Providers.

	Fund	Successor Fund
Administrator and Fund Accounting Agent	Commonwealth Fund Services, Inc. & UMB Fund Services, Inc.	The Bank of New York Mellon
Transfer Agent	Commonwealth Fund Services, Inc.	BNY Mellon Investment Servicing (US) Inc.
Custodian	UMB Bank, N.A.	The Bank of New York Mellon
Distributor and Principal Underwriter	First Dominion Capital Corp. (“First Dominion”)	Foreside Fund Services, LLC
Legal Counsel	Practus, LLP	Troutman Pepper Hamilton Sanders LLP

Board Members.    The Board members for the Fund and the Successor Fund are different. No member of the Trust’s Board of Trustees is an “interested person” (as defined in the 1940 Act) of the Fund or the Successor Fund (each, an “Independent Trustees”). No member of the Successor Company’s Board of Trustees is an “interested person” (as defined in the 1940 Act) of the Successor Fund. See the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement, and Exhibit F of this Prospectus/Proxy Statement for more detailed information about the Fund and Successor Fund’s Board Members, respectively.

Capitalization.    The Fund has classified its shares into three classes — Institutional Class, Platform Class and Z Class shares of beneficial interest. Platform Class shares of the Fund have not been issued as of the date of this Prospectus/Proxy Statement. The Successor Fund has classified its shares into three classes — Institutional Class, Investor Class and Z Class shares of common stock — which have not yet been offered to the public. The Fund’s Institutional Class shares will be exchanged for Institutional Class shares of the Successor Fund, and the Fund’s Z Class shares will be exchanged for Z Class shares of the Successor Fund. There are currently no Platform Class shares of the Fund outstanding. The following tables set forth, as of December 31, 2020, (1) (a) the capitalization of the Fund’s Institutional Class shares, and (b) the capitalization of the Fund’s Z Class shares; and (2) the pro forma capitalization of the Successor Fund’s Institutional Class shares, and (b) the pro forma capitalization of the Successor Fund’s Z Class shares, each as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Successor Fund
	Third Avenue International Real Estate Fund Institutional Class Shares	Pro Forma After Reorganization Third Avenue International Real Estate Fund Institutional Class Shares

Total net assets	$10,671,667	$10,671,667
Net asset value per share	$11.93	$11.93
Shares outstanding	894,174	894,174
	Fund	Successor Fund
	Third Avenue International Real Estate Fund Z Class Shares	Pro Forma After Reorganization Third Avenue International Real Estate Fund Z Class Shares
Total net assets	$28,709,091	$28,709,091
Net asset value per share	$12.32	$12.32
Shares outstanding	2,329,690	2,329,690

The Successor Fund is a newly-organized fund that has been created for purposes of the Reorganization. Third Avenue will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

Comparison of Share Classes.

Institutional Class shares of the Fund impose no Rule 12b-1 fees, front-end or back-end sales charges but do impose a shareholder services fee. Institutional Class shares of the Successor Fund are subject to the minimum investment amounts discussed below. Institutional Class shares of the Successor Fund have no up-front sales charges or deferred sales charges and do not pay any distribution (12b-1) fees. Institutional Class shares may be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.

Z Class shares of the Fund are available only through fee-based programs of investment dealers that have special agreements with First Dominion, through financial intermediaries that have been approved by, and that have special arrangements with First Dominion to offer Z Shares to self-directed investment brokerage accounts that may charge a transaction fee to investors, through certain registered investment advisers and through other intermediaries approved by First Dominion. Such intermediaries typically charge on-going fees to investors for services they provide. Intermediary fees are not paid by the Fund and are paid by investors and normally range from 0.08% to 0.10% of assets annually, depending on the services offered. Institutional Class shares of the Fund impose no Rule 12b-1 fees, front-end or back-end sales charges but do impose a shareholder services fee. Z Class shares of the Successor Fund are subject to the minimum investment amounts discussed below. Z Class shares of the Successor Fund have no up-front sales charges or deferred sales charges, and do not pay any distribution (12b-1) or service fees. In addition, the Successor Fund will not make any shareholder servicing, sub-transfer agency or administrative or recordkeeping payments for Z Class shares. Z Class shares of the Successor Fund may be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.

See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits E and F of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s share classes, respectively.

Purchase Procedures.    For Fund shareholders who receive Successor Fund shares as a result of the Reorganization, the methods available to purchase shares of the Fund and the Successor Fund are substantially similar. See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits E and F of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s purchase procedures, respectively.

The price for shares of the Fund and the Successor Fund is the net asset value per share, which is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Shares of the Fund and the Successor Fund are priced at the respective fund’s next net asset value calculated after an order is received in proper form by the fund’s transfer agent or other authorized entity. The minimum amounts required to invest in, or add to, an account with the Fund and Successor Fund are shown below. These amounts may be waived in the discretion of Third Avenue, as applicable, or the applicable Fund, and the Successor Fund intends to waive the applicable minimum investment requirements for Fund shareholders who receive either Z Class or Institutional Class shares of the Fund through the Reorganization.

Minimum Investments.    The minimum initial investment for Institutional Class Shares of the Fund is $50,000 and $100,000 for Z Class shares. Subsequent investments must be in amounts of $5,000 or more for Institutional Class shares and in amounts of $5,000 or more for Z Class shares. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

The minimum initial investment for the Institutional Class shares of the Successor Fund is $10,000 and the minimum initial investment for Z Class is $25,000 for a regular account and $5,000 for an IRA. Additional investments for any class must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Successor Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher initial or additional amounts for investment than those established by the Successor Fund.

Redemption Procedures.    The redemption procedures of the Fund and the Successor Fund are substantially similar. The shares are sold at the respective fund’s next net asset value calculated after an order is received in proper form (or “good order”) by the fund’s transfer agent or other authorized entity. See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference, and Exhibits E and F of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s redemption procedures, respectively.

The Institutional Class shares of the Fund charge a redemption fee of 2.00% if shares are redeemed less than ninety (90) days after purchase (including shares to be exchanged). The Successor Fund does not impose a redemption fee on its shares.

The Successor Fund will usually make payment for redemptions of Successor Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. Successor Fund shareholders may not receive redemption proceeds of recently purchased Successor Fund shares that have been paid for by check until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

Under normal circumstances, the Successor Fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. The Successor Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redeem in kind”), to the extent the composition of the Successor Fund’s investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) Third Avenue determines that a redemption in-kind (i) is more advantageous to the Successor Fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the Successor Fund and (iii) is in the best interests of the Successor Fund; (2) to manage liquidity risk (i.e., the risk that the Successor Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Successor Fund); (3) in stressed market conditions; or (4) subject to the approval of the Successor Fund’s board in other circumstances identified by the Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the Successor Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

In unusual circumstances, such as in the case of a suspension of the determination of the Successor Fund’s NAV, the right of redemption is also suspended and shareholders will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the NYSE is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits E and F of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s redemption procedures, respectively.

Distributions.    The Successor Fund anticipates paying dividends and capital gain distributions annually. The Successor Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund declares and pays dividends from net investment income, if any, quarterly. See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits E and F of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s distribution procedures, respectively.

Comparison of Exchange Privileges.

To the extent that an adviser of a fund in the Trust manages other funds in the Trust, a Fund shareholder may exchange all or a portion of shares in the Funds for shares of the same class of certain other funds of the Trust managed by the adviser having different investment objectives, provided that the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Generally, a Successor Fund shareholder may exchange shares of a class of one fund of Third Avenue Trust for shares of the same class of another Fund of Third Avenue Trust, in writing or by telephone, at NAV without the payment of any fee or charge. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes.

See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits E and F of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s exchange privileges, respectively.

Fiscal Years.    It is anticipated that the Successor Fund will change its fiscal year end following the completion of the Reorganization to avoid administrative and accounting complexities. As a result, the Successor Fund may deliver annual and semi-annual shareholder reports and updated prospectuses at a different time of the year than the Fund delivered this information.

Financial Highlights of the Fund.    The financial highlights of the Fund are intended to help you understand Fund’s financial performance for the past five years (or since inception in the case of the Fund’s Z Shares) and are attached to this Prospectus/Proxy Statement as Exhibit D.

Comparison of Differences in Organization

Set forth below is a discussion of the rights of shareholders of the Fund and Successor Fund.

Governing Law.    The Fund is a separate series of the Trust, and the Successor Fund is a separate series of the Third Avenue Trust. The Trust and Third Avenue Trust are each organized as a statutory trust under Delaware law, and, under each’s trust document, the beneficial interest in the Trust and Third Avenue Trust is to be divided into an unlimited number of shares. Shares of beneficial interest in the Trust are without par value, while shares of beneficial interest in Third Avenue Trust have a par value of $0.001 per share. The operations of each of the Funds are governed by the respective trust documents, the respective By-Laws, and applicable Delaware law. A Delaware statutory trust is not required to hold shareholder meetings or obtain shareholder approval for certain actions unless required by applicable law or the trust document. Neither the trust document nor the By-Laws of the Trust or Third Avenue Trust require the Trust or Third Avenue Trust to hold annual meetings. Under Delaware law, a Delaware statutory trust is permitted to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions. The 1940 Act currently prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholder Liability.    Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment adviser was unable to meet its obligations. The Trust and Third Avenue Trust are each required to indemnify its trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

Board of Trustees of the Trust.    The Trust has three Trustees on its Board, each of whom are Independent Trustees. The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove any Trustee with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Board of Trustees. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders. Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Board of Trustees of Third Avenue Trust.    The Third Avenue Trust has five Trustees on its Board, each of whom are Independent Trustees. The Trustees shall hold office during the existence of the Third Avenue Trust, and until its termination; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the Chairman, President, Secretary, or other Trustees of the Trust; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees; and (d) that a Trustee may be removed at any meeting of the shareholders of the Third Avenue Trust by a vote of Shareholders owning at least two-thirds of the outstanding shares. In the case of an existing vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Unless required under the 1940 Act, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

For more information, refer to the Statement of Additional Information of the Fund, which is incorporated by reference into this Prospectus/Proxy Statement, and Additional Information of Successor Fund attached to this Prospectus/Proxy Statement as Exhibit F.

REASONS FOR THE REORGANIZATION

The Trust’s Board of Trustees Consideration of the Reorganization.

At a special meeting of the Board of Trustees (the “Board”) of the Trust held on October 27, 2020 (the “October Special Meeting”), the Board, including the Trust’s Independent Trustees, were informed that, the former investment adviser to the Fund had determined that it intended to wind down this aspect of its business related to the Fund. At that meeting Third Avenue informed the Board that Third Avenue expected to enter into an employment agreement with a portfolio manager of the Fund who provided day-to-day management of the Fund’s portfolio as an employee of REMS, and that this portfolio manager would continue to provide such services to the Successor Fund as an employee of Third Avenue. In connection with the transition of the portfolio manager for the Fund to Third Avenue, the Fund’s investment advisory agreement with REMS (“Prior Agreement”) was terminated and the Board approved an interim investment advisory agreement (the “Interim Agreement”) that became effective on November 23, 2020, under which Third Avenue would provide advisory services to the Fund under the Interim Agreement until: (i) the date on which the Fund’s shareholders approve the Reorganization; or (ii) 150 days from the date of the termination of the Prior Agreement. Third Avenue also informed the Board of its intent to reorganize the Fund into a newly created series of the Third Avenue Trust and that it expected to present an agreement and plan of reorganization to the Board for its consideration at a subsequent meeting. Third Avenue stated that it was expected that the Successor Fund would have substantially the same day-to-day portfolio management as the Fund, and that their respective investment objectives and strategies, and management fees would remain the same. The Prior Agreement was last submitted to a vote of the Fund’s shareholders and approved at a meeting held on May 15, 2018 in order to modernize and streamline the existing agreement and eliminate certain provisions of the existing agreement that were no longer deemed necessary or in the interests of the Fund by the Board.

The Board considered the proposed Reorganization at several meetings (collectively, the “Meeting”). The Trust’s Board of Trustees first noted Third Avenue’s reasons for proposing the Plan were as follows:

•        The Fund has not achieved economies of scale, and a decrease in asset growth in recent years makes achieving economies of scale in the future unlikely;

•        REMS’ strategic business decision to terminate that portion of its business relating to the management of the Fund;

•        The Fund and the Successor Fund have the same investment objective and similar principal investment strategies and risks;

•        The current investment adviser to the Fund will become the investment adviser to the Successor Fund and the current portfolio manager will remain in place for the Successor Fund after the Reorganization;

•        The advisory fee rate charged to the Fund is the same as the advisory fee rate charged to the Successor Fund;

•        The Adviser will provide a one-year contractual expense limitation that will limit the total annual fund operating expenses of the Successor Fund to an amount no greater than the expense limitations in place for the Fund prior to the Reorganization;

•        The Adviser will pay all expenses of the Fund and the Successor Fund in connection with the Reorganization; and

•        The Reorganization is intended to be a tax-free transaction for federal income tax purposes.

At the Meeting, representatives of Third Avenue made a presentation to the Board recommending that the Fund be reorganized into the Successor Fund, which is part of the Successor Trust. Representatives from Third Avenue provided a detailed explanation of their rationale for the proposed Reorganization and the anticipated benefits for the shareholders of the Fund. First, Fund shareholders would enjoy continuity of portfolio management. The Successor Fund has the same investment objective and substantially similar investment management policies and limitations as the Fund. The Successor Fund’s primary portfolio manager is the primary portfolio manager for the Fund. Second, shareholders should benefit from Third Avenue’s experience and resources in managing investment companies. Third, Third Avenue has greater potential for increasing the size of the Successor Fund because of Third Avenue’s experience in the management of real estate-focused mutual funds. Over the long-term, if this potential for a larger asset base is realized, it should reduce the Successor Fund’s per share operating expenses, although this cannot be guaranteed, and increase the portfolio management options available to the Fund. Fourth, the Successor Fund will have the same management fee and annual expense ratio (after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund) as the Fund. Fifth, the Reorganization will provide Fund shareholders with access to the additional investment options and shareholder services offered by Third Avenue. Sixth, the transaction will be tax free to the shareholders of the Fund.

Representatives from Third Avenue also submitted to the Board an agreement and plan of reorganization describing the terms and conditions of the proposed Reorganization. In considering the Reorganization and the terms of the Plan, the Board requested and reviewed, with assistance of Trust counsel, materials related to the Reorganization and its terms. The materials included a memorandum prepared by Third Avenue regarding the proposal, a comparison of fees and expenses of the Fund and the Successor Fund, information regarding the methodology by which the Fund and the Successor Fund price portfolio securities, and background information regarding the Successor Fund and the Third Avenue Trust, including its Board members, officers, and service providers. In determining whether to approve the Plan and recommend that the Fund’s shareholders approve the Plan, the Board based its decision on the recommendation of Third Avenue of the anticipated long-term benefits for the shareholders of the Fund. In addition, the Board reviewed and considered such information provided to them by Third Avenue regarding the Reorganization, and considered all factors which it deemed relevant to evaluate the Reorganization including, among others:

Investment Objectives, Principal Investment Strategies and Principal Risks.    The investment objective of the Fund and the principal investment strategies of the Fund are substantially identical to those of the Successor Fund. The principal risks of the Fund are also substantially similar to those of the Successor Fund. The Board also reviewed information provided by Third Avenue regarding the extent to which the valuation practices of the Successor Fund differ from those of the Fund and determined that such differences should not be reasonably expected to have any material impact on the Fund or its shareholders.

Portfolio Management.    A portfolio manager for the Fund will continue to be responsible for the day-to-day portfolio management activities of the Successor Fund after the completion of the Reorganization, promoting continuity of asset management and investment expectations for the Fund’s shareholders.

Management Fees and Operating Expenses.    The Board considered Third Avenue’s commitment that the management fee and the net expense ratio of the Successor Fund would be the same as the Fund. Under the Interim Agreement, the Fund has agreed to pay Third Avenue an investment advisory fee at the annual rate of 1.00% of the value of the Fund’s average daily net assets. Third Avenue has agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.00% of the Fund’s average daily net assets during the term of the Interim Agreement. Such limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. Each waiver and/or reimbursement of an expense by Third Avenue is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Board considered that the contractual management fee rate due to Third Avenue pursuant to its management agreement with the Successor Fund is the same as the contractual investment advisory fee rate pursuant to the Interim Agreement and the Prior Agreement. Third Avenue represented that the fee rates to be charged by other various service providers to the Successor Fund are in aggregate commensurate with, or expected to be lower than, the fee rates currently charged to the Fund. Based on information provided by Third Avenue, the Board considered that the Reorganization presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs over time.

Expected Tax-Free Conversion of the Fund’s Shares.    The Board also considered the expected tax-free nature of the Reorganization and in particular, that for U.S. federal income tax purposes: Fund shareholders (i) will not recognize a taxable gain or loss on the transfer of their investment to the Successor Fund; (ii) will have the same tax basis in their Successor Fund shares as they had in their Fund shares; and (iii) assuming that shareholders hold Fund shares as a capital asset, they will have the same holding period for their Successor Fund shares as they had for their Fund shares.

Expenses of the Reorganization.    Third Avenue has agreed to bear all expenses incurred in connection with the Reorganization without regard to whether the Reorganization is consummated. Third Avenue has also represented to the Board that neither it nor any other third party will receive any indirect compensation, such as any broker’s or finder’s or similar fees or other commissions as a result of the consummation of the Reorganization. Because the Successor Fund will be the accounting survivor to the Fund and will assume the Fund’s performance record, Third Avenue expects to be able to increase the Successor Fund’s assets at a faster rate than would otherwise be expected if it began offering a fund with substantially similar investment management policies and limitations as the Fund and no historical performance record. Future growth of assets benefits Third Avenue because it can be expected to increase the total amount of fees payable to it and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels.

In light of the foregoing considerations, among others, and the Board’s evaluation of the information presented by Third Avenue at the October 27, 2020, November 16-17, 2020 and January 8, 2021 meetings of the Trust’s Board, and in accordance with its fiduciary duties, the Board, including its Independent Trustees, determined that the Reorganization of the Fund is in the best interests of the Fund and its shareholders and concluded that the economic interests of the Fund’s shareholders would not be diluted as a result of the proposed Reorganization because, among other things, the number of shares of the Successor Fund to be issued to shareholders of the Successor Fund will be calculated based on the net asset value of the Fund. As such, the Board, including its Independent Trustees, approved the Reorganization and directed that the Reorganization be submitted to the Fund’s shareholders for approval.

The Successor Trust’s Board of Trustees Consideration of the Reorganization.

At a meeting held on December 2-3, 2020 (the “Third Avenue Trust Meeting”), the Board of Trustees of Third Avenue Trust considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

The Board of Trustees of Third Avenue Trust also considered that Third Avenue will benefit from the Reorganization. Because the Successor Fund will be the accounting survivor to the Fund and will assume the Fund’s performance record, Third Avenue expects to be able to increase the Successor Fund’s assets at a faster rate than would otherwise be expected if it began offering a fund with substantially similar investment management policies and limitations as the Fund and no historical performance record. Future growth of assets benefits Third Avenue because it can be expected to increase the total amount of fees payable to Third Avenue and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels.

In determining whether to recommend approval of the Reorganization, the Board of Trustees of Third Avenue Trust also considered (1) the terms and conditions of the Reorganization; (2) the compatibility of the Fund’s and Successor Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Successor Fund; (3) the expense ratio and information regarding the fees and expenses of the Fund and the estimated expense ratio and information regarding the fees and expenses of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred in connection with the Reorganization would be borne by Third Avenue, and not the Successor Fund or Fund.

For the reasons described above, the Board of Trustees of Third Avenue Trust, on behalf of the Successor Fund, including a majority of the Independent Trustees of Third Avenue Trust, approved the Reorganization.

At the Third Avenue Trust Meeting, the Board of Trustees of Third Avenue Trust also approved a new investment advisory agreement between Third Avenue Trust, on behalf of the Successor Fund, and Third Avenue to be effective on completion of the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization.    The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Successor Fund’s shareholders, the Successor Fund will acquire all of the assets of the Fund in the following manner: (a) Institutional Class shares of the Successor Fund will be distributed by the Fund to its Institutional Class shareholders, and (b) Z Class shares of the Successor Fund will be distributed by the Fund to its Z Class shareholders, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”) and the assumption by the Successor Fund of all of the Fund’s liabilities, as described in the Plan, on April 9 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Successor Fund shares to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets of the Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund will be valued in accordance with the valuation practices of the Fund, which are described in information about the Fund as described in the then-current prospectus and statement of additional information of the Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Successor Fund’s Institutional Class and Z Class shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Successor Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Successor Fund shares distributed to the Fund’s shareholders of record will be reflected on the books of the Successor Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the Trust’s Board and the Successor Company’s Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Trust, on behalf of the Fund, and the Successor Company, on behalf of the Successor Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and Third Avenue, on behalf of the Successor Fund. An additional condition to the Reorganization is that the Fund and the Successor Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Successor Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Trust or of the Successor Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

While active solicitation is not anticipated, instructions may be solicited by mail, and officers of the Trust and officers and employees of Third Avenue, without additional compensation, may solicit proxies in person, by telephone or by other electronic means. Di Costa Partners has also been engaged to serve as proxy provider and vote tabulator. The costs of preparing, printing and mailing this Proxy Statement and the costs of holding the Special Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by Third Avenue. The total expenses of the Reorganization, for legal and accounting expenses, printing, postage, proxy out-of-pocket costs, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $110,000, which will be borne by Third Avenue.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Successor Fund’s investment advisory arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Fund would continue to be a series of the Trust.

Federal Income Tax Consequences.    The exchange of Fund assets for Successor Fund shares, the Successor Fund’s assumption of the Fund’s liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive the opinion of Troutman Pepper Hamilton Sanders, LLP, counsel to the Successor Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the assets and all of the liabilities of the Fund to the Successor Fund in exchange for (a) Institutional Class shares of the Successor Fund, which will be distributed by the Fund to its Institutional Class shareholders, and (b) Z Class shares of the Successor Fund, which will be distributed by the Fund to its Z Class shareholders and the assumption by the Successor Fund of the Fund’s liabilities, as described in the Plan, followed by the distribution by the Fund of those Successor Fund Institutional Class and Z Class shares, respectively, pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Successor Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Fund in exchange solely for Successor Fund Institutional Class and Z Class shares, respectively, and the assumption by the Successor Fund of the Fund’s liabilities, as described in the Plan, pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Successor Fund in exchange solely for Successor Fund Institutional Class and Z Class shares, respectively, and the assumption by the Successor Fund of the Fund’s liabilities or upon the distribution of those Successor Fund Institutional Class and Z Class shares, respectively, to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Institutional Class and Z Class shares for Successor Fund Institutional Class and Z Class shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Successor Fund Institutional Class and Z Class shares, respectively, received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Successor Fund Institutional Class and Z Class shares, respectively, received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Successor Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Successor Fund will include the period during which that asset was held by the Fund.

General Limitation on Capital Losses.    Capital losses realized by the Fund can generally be carried forward indefinitely to offset future capital gains, subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. If, as is anticipated, at the time of the closing of the Reorganization the Successor Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Fund as a result of the Reorganization. However, the capital losses of the Successor Fund, as the successor in interest to the Fund, may subsequently become subject to an annual limitation as a result of sales of Successor Fund shares or other reorganization transactions in which the Successor Fund might engage post-Reorganization.

As of December 31, 2020, the Fund had a federal capital loss carryforward of $8,795,412 which can be carried forward indefinitely and retain the character of long-term capital loss.

The Fund and the Successor Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board’s Recommendation

The Trust’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

PRoposal 2: APPROVAL OF an investment advisory agreement to take effect upon any expiration of the interim advisory agreement and remain in effect until consummation of the Reorganization

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Fund’s Prospectus and the New Agreement (defined below) attached to this Prospectus/Proxy Statement as Exhibit B.

Due to REMS’ strategic business decision to terminate that portion of its business relating to the management of the Fund, it provided notice to the Board that it intended to wind down this aspect of its business and thus would no longer serve as investment adviser to the Fund. Upon consideration of the recommendation of REMS, at a special meeting of the Board held on October 27, 2020 (the “October Special Meeting”), the Board approved an interim investment advisory agreement pursuant to which Third Avenue was appointed as the interim adviser to the Fund (the “Interim Agreement”) to be effective on November 23, 2020. The Interim Agreement may only remain in place for up to 150 days, thus it will terminate on April 22, 2021 or upon the closing of the Reorganization, whichever is sooner. The material terms of the Interim Agreement are substantially identical to the terms of the prior investment advisory agreement with REMS, except with respect to the identity of the investment adviser and the term of the agreement. Effective November 23, 2020, Third Avenue became the interim adviser to the Fund. There was no change to the Fund’s investment objective or strategy in connection with this transition and Quentin Velleley, CFA, continued to provide day-to-day management of the Fund’s portfolio as an employee of Third Avenue. If the Reorganization is approved, Mr. Velleley will continue to provide day-to-day management of the Fund’s portfolio as an employee of Third Avenue after the completion of the Reorganization. Because the Reorganization may occur after the Interim Agreement expires, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Third Avenue (“New Agreement”) to be effective on any expiration of the Interim Agreement. If the Interim Agreement expires prior to the Reorganization, Third Avenue will continue to provide the Fund with uninterrupted investment advisory services. Your approval of the New Agreement will not change the rate at which the Fund pays advisory fees to Third Avenue pursuant to the Interim Agreement. The material terms of the New Agreement are substantially identical to the terms of the Interim Agreement except with respect to the term of the agreement. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

A discussion of the basis for the Board’s approval of the Reorganization is included above in the section entitled “The Trust’s Board of Trustees Consideration of the Reorganization.”

The Terms of the Prior Agreement and the New Agreement

The Prior Agreement was last submitted to a vote of the Fund’s shareholders and approved at a meeting held on May 15, 2018 in order to modernize and streamline the existing agreement and eliminate certain provisions of the existing agreement that were no longer deemed necessary or in the interests of the Fund by the Board.

The material terms of the New Agreement are substantially identical to the terms of the Prior Agreement and Interim Agreement except with respect to the identity of the investment adviser and the term of the agreement. The advisory fee rate under the Interim Agreement, Prior Agreement and New Agreement is the same. The annualized advisory fee rate paid to Third Avenue by the Fund will remain at 1.00% of the Fund’s average daily net assets. The New Agreement would require Third Avenue to provide the same services as it provided under the Interim Agreement. Third Avenue shall, subject to the supervision of the Board, manage the investments and reinvestments of assets of the Fund and continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased and sold.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue annually so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days’ notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by Third Avenue. The New Agreement will terminate automatically in the event of its assignment as defined by the 1940 Act.

The New Agreement subjects Third Avenue to the same standard of care and liability to which it was subject under the Interim Agreement.

If approved, the New Agreement would terminate upon the closing of the Reorganization.

Information About Third Avenue

Third Avenue, located at 622 Third Avenue, New York, New York 10017, is an investment adviser registered with the SEC that provides advisory services to mutual funds and institutional accounts. EQSF Advisers, Inc., the predecessor investment adviser to Third Avenue, commenced operations in 1986. As of December 31, 2020, accounts managed by Third Avenue had combined assets of approximately $1.44 billion. The parent company of the Third Avenue is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Third Avenue, including key employees of the Third Avenue. The names, addresses and principal occupation of the principal executive officers of Third Avenue as of the date of this proxy statement are set forth below. The address of each person in the table below is 622 Third Avenue, New York, New York 10017.

Name and Address	Principal Occupation
Mark J. Aaron	Chief Operations Officer

Michael A. Buono	Chief Financial Officer

Joseph J. Reardon	Chief Compliance Officer

Matthew P. Fine	Management Committee Member

Ryan A. Dobratz	Management Committee Member

Jason A. Wolf	Management Committee Member

Third Avenue does not act as investment adviser or sub-adviser to any other registered investment company with an investment objective and strategy substantially similar to the Fund.

The Trust’s Board of Trustees Consideration of the New Agreement.

At the meetings of the Board held on November 16-17, 2020 and January 8, 2021 (the “Meetings”), the Board including the Independent Trustees, unanimously approved the New Agreement in order for Third Avenue to provide uninterrupted services to the Fund.

The Trustees reviewed and discussed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by Third Avenue; (ii) the investment performance of the Fund and Third Avenue; (iii) the costs of the services to be provided and profits to be realized by Third Avenue from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) Third Avenue’s practices regarding possible conflicts of interest. The Board reflected on its discussions regarding the proposed New Agreement, the proposed expense limitation arrangements and the anticipated manner in which the Fund would be managed with representatives of Third Avenue during the Meetings.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented by Third Avenue in connection with the approval process, both at the Meetings and the October Special Meeting. The Board requested and was provided with information and reports relevant to the approval of the New Agreement, including: (i) reports regarding the services and support to be provided to the Fund and its shareholders; (ii) presentations by management of Third Avenue addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing the Fund; (iii) disclosure information contained in the Form ADV of Third Avenue; and (iv) a memorandum from Trust counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Third Avenue, including financial information, a description of its personnel and the services to be provided to the Fund, information on investment advice, performance, summaries of anticipated fund expenses, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by Third Avenue from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the New Agreement, the Trustees considered numerous factors, including:

(1)    The nature, extent, and quality of the services to be provided by Third Avenue.

In this regard, the Board considered the responsibilities of Third Avenue under the New Agreement. The Board reviewed the services to be provided by Third Avenue to the Fund including, without limitation: Third Avenue’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations; its anticipated coordination of services for the Fund among the Fund’s service providers; and its anticipated efforts to promote the Fund, grow its assets, and assist in the distribution of the Fund’s shares. The Board considered: Third Avenue’s staffing, personnel, and methods of operating; the education and experience of Third Avenue personnel as well as their specific skill set suited to continue implementing the Fund’s investment strategy; and Third Avenue’s compliance program, policies, and procedures and its regulatory history. The Board considered that Third Avenue has extensive experience in managing investment companies, including real estate-focused mutual funds (the “Third Avenue Real Estate Funds”). The Board also considered that the primary portfolio manager of the Fund would continue as a portfolio manager of the Fund in a new position with Third Avenue and be supported by Third Avenue’s tenured global real estate investment team. After reviewing the foregoing and further information from Third Avenue, the Board concluded that the quality, extent, and nature of the services to be provided by Third Avenue were satisfactory and adequate for the Fund.

(2)    Investment Performance of the Fund and Third Avenue.

The Board noted that, though Third Avenue had not yet commenced managing the Fund as of the November 16-17, 2020 Board meeting, the Fund’s primary portfolio manager would continue in a new role at Third Avenue and the Fund’s investment objective and strategies would not be materially changing as a result of the change in investment adviser. The Trustees therefore considered the short- and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers derived by Broadridge from Morningstar data, as well as with aggregated peer group data. The Trustees noted that the Fund’s returns for the one-year and five-year periods ended September 30, 2020 ranked in the top quartile relative to its peer group and Morningstar category but in the third and second quartiles, respectively, for the three-year period. It was noted that the Fund’s peer group consisted of six mutual funds within the Morningstar Global Real Estate Category that focused on international (ex-U.S.) real estate companies for each of those periods. It was further noted that the Fund’s one-, three- and five-year returns exceeded the returns of its benchmark index. The Board also compared the investment performance of the Third Avenue Real Estate Funds relative to the Fund and considered the reasons for the differences as reported by Third Avenue. Based on these considerations, the Board concluded that the performance of the Fund and Third Avenue was satisfactory.

(3)    The costs of the services to be provided and profits to be realized by Third Avenue from the relationship with the Fund.

In considering the costs of the services to be provided and profits to be realized by Third Avenue from the relationship with the Fund, the Trustees considered Third Avenue’s staffing, personnel, and methods of operating; the financial condition of Third Avenue and the level of commitment to the Fund by Third Avenue; the asset levels of the Fund; and the overall expenses of the Fund. The Trustees considered financial statements of Third Avenue and discussed the financial stability and profitability of the firm. The Trustees considered that the Fund’s advisory fee will not change under the New Agreement and that the Fund’s expense limitation arrangements under Third Avenue’s management will be the same as those in place under REMS’ management of the Fund. The Board considered the fees and expenses of the Fund (including the advisory fee) relative to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors, as derived by Broadridge from Morningstar data. The Trustees noted that, although the Fund’s net expense ratio is near, but higher than, its peer group and Morningstar category medians, its net advisory fee is significantly lower than the peer group and category medians. The Trustees also compared the advisory fees charged to the Fund with the advisory fees charged to the Third Avenue Real Estate Funds and considered the reasons for the differences as reported by Third Avenue. Following this analysis and upon further consideration and discussion of the foregoing, the Board determined that the advisory fee was within an acceptable range, which is below the Fund’s peer group and category medians, in light of the services to be rendered by Third Avenue. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Third Avenue by the Fund were fair and reasonable.

(4)    The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Trustees considered the Fund’s proposed fee arrangements with Third Avenue. The Trustees determined that, although the advisory fee would stay the same as asset levels increased, the shareholders of the Fund would benefit from the expense limitation arrangements in place for the Fund. The Trustees also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than Third Avenue. Following further discussion of the Fund’s asset levels, expectations for growth, and levels of fees, as well as the other contractual fee structures that were in place for the Fund, the Trustees determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and structured so as to allow the Fund to realize the benefits of economies of scale it grows, as well as immediately because of the expense limitation arrangements.

(5)    Possible conflicts of interest and benefits derived by Third Avenue.

In considering Third Avenue’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or other clients of Third Avenue; and the substance and administration of Third Avenue’s Code of Ethics. The Trustees considered that Third Avenue indicated that it may benefit from increased market exposure by its association with the Trust. Based on the foregoing, the Trustees determined that Third Avenue’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Trust counsel and further discussion and careful review by the Board, the Trustees determined that the compensation payable under the New Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the Board approved the New Advisory Agreement.

THE TRUST’S BOARD, INCLUDING THE INDEPENDENT trustees, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION and the Newadvisory agreement.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE FUND

For more information with respect to the Successor Fund, see “Additional Information Regarding the Successor Fund” in Exhibit F for more information on purchasing and selling shares, pricing of shares, the Successor Fund’s dividends and distributions policy and tax information.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus and Statement of Additional Information, forming a part of the Fund’s Registration Statement on Form N-1A (File Nos. 333-148723 and 811-22172). The Fund’s Prospectus and Statement of Additional Information, dated May 1, 2020, is incorporated herein by reference to Post-Effective Amendment Nos. 358 and 359 to the Trust’s Registration Statement on Form N-1A, filed on April 29, 2020.

The Fund and the Successor Fund are subject to the requirements of the Securities Exchange Act of 1934 and the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Successor Fund may be obtained, upon payment of a duplicating fee, by electronic request at the email address publicinfo@sec.gov and other information can be viewed on-line or downloaded from www.sec.gov or https://theworldfundstrust.com/funds/third-avenue/third-ave-intl-real-estate-value.php.

VOTING INFORMATION

Fifty percent (50%) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Agreement and Plan of Reorganization and New Agreement require the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. Abstentions of broker non-votes will have the effect of a “no” vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of the Proposal, they have the effect as counting AGAINST the Proposal.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by attending the Special Meeting and voting in person.

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Ownership of Shares.    To the knowledge of the Fund, as of the Record Date, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of the Fund.

Name and Address
Fund — Institutional Class Shares

THOMAS BEACH 2015 REVOCABLE TRUST C/O THIRD AVENUE MANAGEMENT LLC 622 THIRD AVENUE NEW YORK, NY 10017	34.23%

RBC CAPITAL MARKETS,LLC/MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	15.14%

PENNSYLVANIA LUMBERMENS MUTUAL INSURANCE ONE COMMERCE SQ, # 1200, 2005 MARKET ST PHILADELPHIA, PA 19103	15.19%

CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	8.66%

Name and Address
KEN GREINER C/O THIRD AVENUE MANAGEMENT LLC 622 THIRD AVENUE NEW YORK, NY 10017	7.18%

Fund — Z Class Shares

MAC & CO A/C 267126 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	58.93%

MAC & CO A/C 267120 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	26.23%

SEI PRIVATE TRUST COMPANY/C/O HEARTLAND 1 FREEDOM VALLEY DRIVE OAKS PA 19456	8.89%

MAC & CO A/C 766360 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	5.86%

As of the Record Date, there were no Platform Shares outstanding for the Fund.

As shares of the Successor Fund are newly authorized and will not be offered until consummation of the Reorganization, no shares were issued and outstanding as of the Record Date.

As of the Record Date, Board members and officers of the Trust, as a group, owned less than 1% of the Fund’s outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended December 31, 2020 have been incorporated herein by reference in reliance upon the report of Tait, Weller & Baker LLP, independent registered public accounting firm for the Fund, given on their authority as experts in accounting and auditing.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganization because the Successor Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Fund. The Successor Fund will adopt the financial statements and financial history of the Fund upon consummation of the Reorganization.

OTHER MATTERS

The Trust’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of _______ __, 2021, by and among: (i) World Funds Trust, a Delaware statutory trust, on behalf of Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) (the “Target Fund”); and (ii) Third Avenue Trust, a Delaware statutory trust , on behalf of Third Avenue International Real Estate Value Fund, a series of Third Avenue Trust (the “Acquiring Fund”) (collectively, the “Parties” and each, a “Party”). Third Avenue Management, LLC (“Third Avenue”), the investment adviser to the Acquiring Fund, joins this Agreement solely for the purposes of agreeing to be bound by paragraphs 7.1, 7.2, 9.2, 10.5., 10.13 and 10.14. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

A.     The following chart shows (i) the Target Fund and its classes of shares and (ii) the Acquiring Fund with its classes of shares:

Target Fund, a series of, World Funds Trust and Classes	Acquiring Fund, a series of Third Avenue Trust and Corresponding Classes
Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) Institutional Class → Z Class →	Third Avenue International Real Estate Value Fund Institutional Class Z Class

B.     The Target Fund and the Acquiring Fund are each a separate series of an open-end, registered investment company of the management type.

C.     The Target Fund and the Acquiring Fund are each authorized to issue shares of beneficial interest.

D.     The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

E.     The Reorganization shall consist of: (1) the transfer of all of the Fund Assets of the Target Fund to the Acquiring Fund in exchange for the shares of the Corresponding Classes of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities, and (2) the distribution of the shares of the Corresponding Classes of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired to holders of shares of the same classes of the Target Fund, in complete liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

F.     The Board of Trustees of World Funds Trust (the “World Funds Trust Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) of World Funds Trust, has determined with respect to the Target Fund that: (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the value of the interests of existing shareholders of the Target Fund will not be diluted as a result of its effecting the Reorganization.

G.     The Board of Trustees of Third Avenue Trust (the “Third Avenue Trust Board”), including a majority of Independent Trustees of Third Avenue Trust, has determined with respect to the Acquiring Fund that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, if any, and (2) the value of the interests of existing shareholders, if any, of the Acquiring Fund will not be diluted as a result of its effecting the Reorganization.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties and Third Avenue to the extent indicated above, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE REORGANIZATION

1.1     The Reorganization. In accordance with the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-laws, as they may be amended from time to time, of World Funds Trust (the “World Funds Trust Governing Documents”), at the Effective Time, upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Target Fund shall assign, deliver and otherwise transfer all Fund Assets, subject to all of the liabilities of the Target Fund (the “Liabilities”), to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Target Fund. In consideration of the foregoing, the Acquiring Fund, at the Effective Time, shall deliver to the Target Fund full and fractional (to the third decimal place) shares of the Acquiring Fund. The aggregate number of shares of each class of the Acquiring Fund shall be determined by dividing (a) the value of the Fund Assets attributable to the class of the Target Fund, net of the Liabilities attributable to such class (computed as of the Valuation Time in the manner set forth in paragraph 2.1), by (b) the net asset value of one share of the corresponding class of the Acquiring Fund shares (computed as of the Valuation Time in the manner set forth in paragraph 2.2). Holders of each class of shares of the Target Fund will receive shares of the Corresponding Class of the Acquiring Fund. At and after the Effective Time, all of the Fund Assets of the Target Fund shall become and be included in the Fund Assets of the Acquiring Fund and the Liabilities shall become and be the liabilities of and shall attach to the Acquiring Fund. At and after the Effective Time, the Liabilities may be enforced only against the Acquiring Fund to the same extent as if such liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Target Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that Third Avenue Trust or the Acquiring Fund may from time to time be entitled to assert.

1.2     The Target Fund Assets.

(a)     At least ten Business Days prior to the Valuation Time, the Target Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Target Fund. Prior to the execution of this Agreement, the Acquiring Fund has provided the Target Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Target Fund with a written notice of any changes thereto through the Valuation Time. The Target Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.

(b)     At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Fund Assets. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Time. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portfolio securities or other investments of the Target Fund, if, in the reasonable judgment of the World Funds Trust Board or the Target Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund and its shareholders.

1.3     Assumption of Liabilities. The Target Fund will, to the extent permissible and consistent with its own investment objectives and policies, use its best efforts to discharge all of the Liabilities prior to or at the Effective Time. The Acquiring Fund will assume all of the Liabilities.

1.4     Distribution of Acquiring Fund Shares. Immediately upon receipt, the Target Fund will distribute the Corresponding Class shares of the Acquiring Fund received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1 pro rata to the record holders of shares of the Target Fund. Such distribution will be accomplished by transferring the Acquiring Fund Shares then credited to the Target Fund’s account on the Books and Records of the Acquiring Fund to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of the Target Fund and representing the respective pro rata number of the Acquiring Fund Shares due to such record holder. All issued and outstanding shares of the Target Fund will, without further notice, be cancelled promptly by the Target Fund on the Target Fund’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Target Fund in accordance with paragraph 1.1 above. In addition, each record holder of the Target Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Target Fund at or before the Valuation Time.

1.5     Liquidation of the Target Fund. Immediately after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, the Target Fund shall take, in accordance with Delaware Law, the 1940 Act and the World Funds Trust Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Target Fund.

1.6     Transfer Taxes. Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of the Target Fund shares on the Target Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

ARTICLE II

VALUATION

2.1     Net Asset Value of the Target Fund. The net asset value of a share of each class of the Target Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Target Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2     Net Asset Value of the Acquiring Fund. The net asset value per share of each Corresponding Class of the Acquiring Fund shall be the net asset value per share of the Corresponding Class of the Target Fund as of the Valuation Time. The net asset value of the Acquiring Fund and the Target Fund will be determined by using the valuation procedures described in the then-current prospectus and statement of additional information of the Target Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3     Determination of Net Asset Value. All computations of net asset value and the value of securities transferred under this Article II shall be made by Commonwealth Fund Services, Inc. (“Commonwealth”) for the Target Fund and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) for the Acquiring Fund, in accordance with their respective regular practices and the requirements of the 1940 Act.

2.4     Valuation Time. “Valuation Time” shall mean 4:00 PM Eastern Time of the Business Day preceding the Effective Time.

ARTICLE III

EFFECTIVE TIME AND CLOSING

3.1.1     Effective Time and Closing. Subject to the terms and conditions set forth herein, the Reorganization shall occur immediately prior to the opening of business on [___], or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Effective Time”). To the extent any Fund Assets are, for any reason, not transferred at the Effective Time, the Target Fund shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization shall be held in person, by facsimile, by e-mail or by such other communication means as may be mutually agreed by the Parties, at the Effective Time (the “Closing”).

3.2     Transfer and Delivery of Fund Assets. The Target Fund shall direct The Target Fund Custodian to deliver to the Acquiring Fund at the Closing, or promptly thereafter, consistent with commercially reasonable standards, a certificate of an authorized officer certifying that (a) Target Fund Custodian delivered the Fund Assets of the Target Fund to the Acquiring Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made.

3.3     Acquiring Fund Share Records. The Acquiring Fund shall deliver to an officer of World Funds Trust at the Closing a confirmation evidencing that: (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Target Fund on the Books and Records of the Target Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of record holders of the Target Fund shares on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.

3.4     Postponement of Valuation Time and Effective Time. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Target Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Valuation Time and Effective Time shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be mutually agreed in writing by an authorized officer of each Party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1     Representations and Warranties of World Funds Trust. World Funds Trust, on behalf of the Target Fund, hereby represents and warrants to Third Avenue Trust, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a)     World Funds Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Target Fund. The Target Fund has full power under the World Funds Trust Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns. The Target Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Target Fund.

(b)     The execution, delivery and performance of this Agreement by the Target Fund and the consummation of the transactions contemplated herein will have been duly and validly authorized by the World Funds Trust Board, and the World Funds Trust Board has approved the Reorganization and has resolved to recommend the Reorganization to the shareholders of the Target Fund and to call a meeting of shareholders of the Target Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby. Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Target Fund in accordance with the provisions of the World Funds Trust Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Target Fund’s shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Target Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by World Funds Trust on behalf of the Target Fund and assuming due authorization, execution and delivery hereof by Third Avenue Trust on behalf of the Acquiring Fund, is a legal, valid and binding obligation of World Funds Trust, as it relates to the Target Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c)     The authorized capital of the Target Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Each share represents a fractional undivided interest in the Target Fund. The issued and outstanding shares of the Target Fund are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Target Fund any shares of any series or equity interests of the Target Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Target Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Target Fund has no share certificates outstanding.

(d)     The Target Fund has no subsidiaries.

(e)     Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Target Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by World Funds Trust on behalf of the Target Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the World Funds Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which World Funds Trust is a party or by which World Funds Trust or the Target Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which World Funds Trust is a party or by which World Funds Trust or the Target Fund is bound, (iii) result in a breach or violation by World Funds Trust or the Target Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body other than such documents as are necessary to terminate the Target Funds as a series of a Delaware statutory trust.

(f) (i) Prior to the execution of this Agreement, the Target Fund has delivered or made available to Third Avenue Trust true and complete copies of the Target Fund’s audited statements of assets and liabilities as of December 31, 2020 or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

(ii)     Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Target Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(iii)     To the best of the Target Fund’s Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Target Fund’s audited financial statements as of December 31, 2020, or in the notes thereto, or as previously disclosed in writing to Third Avenue Trust, there are no liabilities against, relating to or affecting the Target Fund, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Target Fund. In particular, since December 31, 2020, to the best of the Target Fund’s Knowledge and except as disclosed in writing to Third Avenue Trust, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

(g)     As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Target Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on the Target Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(h)     The minute books and other similar records of World Funds Trust as made available to Third Avenue Trust prior to the execution of this Agreement contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the World Funds Trust Board and committees of the World Funds Trust Board. The stock transfer ledgers and other similar records of the Target Fund as made available to Third Avenue Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Target Fund.

(i)     The Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(j)     Except as set forth in writing to the Acquiring Fund, there is no Action or Proceeding pending against the Target Fund or, to the best of the Target Fund’s Knowledge, threatened against, relating to or affecting, World Funds Trust or the Target Fund.

(k)     No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of World Funds Trust or the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(l)     World Funds Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Target Fund is a separate series of World Funds Trust duly designated in accordance with applicable provisions of the World Funds Trust Governing Documents and in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(m)     All federal and other tax returns and reports of the Target Fund required by Law to have been filed (giving effect to any extensions) have been timely filed and are or were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Target Fund which are due and payable (whether or not shown on any tax records) shall have been timely paid in full or provision has been made for payment thereof. The Target Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement. All of the Target Fund’s tax liabilities have been adequately provided for on its Books and Records in respect of all periods ending on or before the date of such Books and Records. The Target Fund has not had any tax deficiency or liability asserted against it that has not been previously disclosed in writing to the Acquiring Fund, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of the Target

Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to the Target Fund’s Knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.

(n)     The Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and shall continue to meet such requirements at all times up to the Effective Time. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Target Fund has no other tax liability (foreign, state, local), except as accrued on the Target Fund’s Books and Records. The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(o)     The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(p)     Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(q)     The Target Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(r)     The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(s)     Except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a tax-free reorganization under the Code within the preceding twelve months.

(t)     The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(u)     All issued and outstanding shares of the Target Fund have been offered and sold by the Target Fund in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Acquiring Fund in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Target Fund is not subject to any “stop order” and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(v)     The current prospectus and statement of additional information of the Target Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Target Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Target Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Target Fund.

(w)     The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in Third Avenue Trust’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to World Funds Trust or the Target Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to World Funds Trust or the Target Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that World Funds Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to Third Avenue Trust or the Acquiring Fund, including information furnished by Third Avenue Trust to the Target Fund specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto or otherwise publicly available on Third Avenue Trust’s website or the SEC’s public disclosure system.

(x)     Except as previously disclosed in writing to Third Avenue Trust, at the Effective Time, the Target Fund will have good and marketable title to the Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Fund Assets, deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Fund Assets consisting of restricted securities) or as otherwise disclosed to Third Avenue Trust at least fifteen Business Days prior to the Effective Time, provided that the Acquiring Fund will acquire Fund Assets that are segregated or pledged as collateral for the Target Fund’s short sale and derivative positions (if any), including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Fund Assets.

(y)     World Funds Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(z)     Except as disclosed in writing to the Acquiring Fund, to the best of the Target Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

4.2     Representations and Warranties of Third Avenue Trust. Third Avenue Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a)     Third Avenue Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund. The Acquiring Fund has full power under Third Avenue Trust’s Agreement and Declaration of Trust, as amended from time to time, and By-laws (“Third Avenue Trust Governing Documents”) to conduct its business as it is now being conducted and to own properties and assets for itself. The Acquiring Fund will prior to the Effective Time have all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business.

(b)     The execution, delivery and performance of this Agreement by Third Avenue Trust on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by Third Avenue Trust Board and Third Avenue Trust Board has approved the Reorganization. No action on the part of the shareholders of the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by Third Avenue Trust on behalf of the Acquiring Fund or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by Third Avenue Trust on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by World Funds Trust on behalf of the Target Fund, is a legal, valid and binding obligation of Third Avenue Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c)     The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest with par value of $0.001 per share. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Valuation Time, the outstanding shares of beneficial interest of the Acquiring Fund will consist solely of shares having the characteristics described in the Acquiring Fund’s prospectus effective at such time. There are no outstanding options, warrants or other rights of any kind to acquire from the Acquiring Fund any shares of any series or equity interests of the Acquiring Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Acquiring Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

(d)     Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Target Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by Third Avenue Trust on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of Third Avenue Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which Third Avenue Trust is a party or by which Third Avenue Trust or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Third Avenue Trust is a party or by which Third Avenue Trust or the Acquiring Fund is bound, (iii) result in a breach or violation by Third Avenue Trust or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(e)     Except as set forth in writing to the Target Fund, there is no Action or Proceeding pending against Third Avenue Trust or the Acquiring Fund or, to the best of Third Avenue Trust’s Knowledge, threatened against, relating to or affecting, Third Avenue Trust or the Acquiring Fund.

(f)     No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Third Avenue Trust or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(g)     Third Avenue Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect, and the Acquiring Fund is a separate series of Third Avenue Trust duly designated in accordance with the applicable provisions of Third Avenue Trust Governing Documents and in and compliance in all material respects with the 1940 Act and their rules and regulations thereunder.

(h)     The Acquiring Fund is, and will at the Effective Time be, a new series portfolio of Third Avenue Trust created within the last 12 months, and such Acquiring Fund will not have had any assets (other than assets required to meet the requirements of Section 14(a) of the 1940 Act or other seed capital) or operations at any time prior to the Effective Time.

(i)     The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations). It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund shall elect to be a “regulated investment company” under Subchapter M of the Code and until such time shall take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. The Acquiring Fund is and will at the Effective Time be treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund intends to continue to meet all of the requirements of Subchapter M of the Code for qualification as a “regulated investment company” for the taxable years following that in which the Reorganization occurs.

(j)     The shares of the Acquiring Fund to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, will be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(k)     As of the Valuation Time, the Acquiring Fund’s prospectus and statement of additional information will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(l)     The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to Third Avenue Trust and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to Third Avenue Trust and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that Third Avenue Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to World Funds Trust or the Target Fund and furnished by the Target Fund to Third Avenue Trust specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(m)     Third Avenue Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(n)     The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(o)     Except as disclosed in writing to the Target Fund, to the best of the Acquiring Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Acquiring Fund other than changes occurring in the ordinary course of business.

(p)     Third Avenue Trust is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(q)     The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Third Avenue or its Affiliates.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1     Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Target Fund and the Acquiring Fund only in the ordinary course and in accordance with this Agreement. It is understood that such ordinary course of business with respect to the Target Fund shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; (c) the continued good faith performance by the investment adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Target Fund and applicable Law; (d) the continued compliance with the Target Fund’s prospectus and statement of additional information; and (e) any actions contemplated by this Agreement. It is understood that such ordinary course of business with respect to the Acquiring Fund shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Parties to this Agreement shall take any action or cause any action to be taken that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.2     Shareholders’ Meeting. World Funds Trust will call, convene and hold a meeting of shareholders of the Target Fund as soon as reasonably practicable, in accordance with applicable Law and the World Funds Trust Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that, insufficient votes are received from shareholders, the meeting may be adjourned or postponed as permitted under the World Funds Trust Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus in order to permit further solicitation of proxies.

5.3     Proxy Statement/Prospectus and Registration Statement. The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus, Registration Statement and additional proxy soliciting materials and cause the Registration Statement and applicable additional proxy soliciting materials to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable. Upon effectiveness of the Registration Statement, the Target Fund will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the World Funds Trust Governing Documents. Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.4     Information. The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, throughout the period prior to the Effective Time, all such documents and other information concerning the Target Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of reasonably requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

5.5     Notice of Material Changes. Each Party will notify the other Parties of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

5.6     Financial Statements. At the Closing, the Target Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Target Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time. These financial statements will present fairly in all material respects the portfolio investments of the Target Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Target Fund not disclosed in said financial statements. These financial statements shall be certified by the Treasurer of World Funds Trust as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. The Target Fund also will deliver to the Acquiring Fund at the Effective Time (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security to be transferred to the Acquiring Fund and (ii) a statement of earnings and profits of the Target Fund for federal income tax purposes that shall be carried over by the Target Fund as a result of Code Section 381 and which shall be certified by an officer of the Target Fund.

5.7     Other Necessary Action. The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

5.8     Books and Records. Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.9     Issued Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement, will have been duly authorized at the Effective Time. Said shares when issued and delivered will be registered under the 1933 Act, will be duly and validly issued, fully paid and non-assessable. No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The shareholders of the Target Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization.

5.10     Liquidation of Target Fund. World Funds Trust and the Target Fund agree that the liquidation and termination of the Target Fund shall be effected in the manner provided in the World Funds Trust Governing Documents in accordance with applicable Law, and that on and after the Effective Time, the Target Fund shall not conduct any business except in connection with its liquidation and termination, or the satisfaction of any provisions of this Agreement as set forth in Section 10.5.

5.11     Tax Returns and Forms 1099 of Target Fund. Except as otherwise agreed to by the parties, the Acquiring Fund shall or shall cause its agents to prepare any federal, state or local returns, including any Forms 1099, required to be filed on behalf of the Target Fund after the Effective Time with respect to any taxable year ending prior to the Effective Time and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. The Target Fund shall provide the Acquiring Fund with such cooperation and information reasonably requested by the Acquiring Fund in connection with the preparation and filing of such tax returns.

5.12     Regulatory Filings. World Funds Trust and the Target Fund agree to file all necessary or appropriate reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to World Funds Trust and the Target Fund.

ARTICLE VI

CONDITIONS PRECEDENT

6.1     Conditions Precedent to Obligations of World Funds Trust. The obligation of World Funds Trust, on behalf of the Target Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by Third Avenue and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by World Funds Trust in writing:

(a)     All representations and warranties of Third Avenue Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that Third Avenue shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)     The Acquiring Fund shall have furnished to the Target Fund the opinion of Troutman Pepper Hamilton Sanders LLP dated as of the Effective Time, substantially to the effect that:

(i)     Third Avenue Trust is a statutory trust, validly existing and in good standing under Delaware Law, and has power under Third Avenue Trust Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii)     Third Avenue Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii)     the Acquiring Fund Shares to be issued and delivered by Third Avenue Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv)     except as disclosed in writing to the Target Fund, such counsel knows of no material legal proceedings pending or threatened in writing against Third Avenue Trust;

(v)     this Agreement has been duly authorized, executed and delivered by Third Avenue Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery by World Funds Trust on behalf of the Target Fund, constitutes a valid and legally binding obligation of Third Avenue Trust, on behalf of the Acquiring Fund, enforceable against Third Avenue Trust in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi)     the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(vii)     the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, Third Avenue Trust Governing Documents or any material agreement or instrument pertaining to the Acquiring Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by Third Avenue Trust;

(viii)     the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by Third Avenue Trust or the Acquiring Fund of any terms, conditions, or provisions of any federal securities Law or Delaware Law as it relates to statutory trusts; and

(ix)       to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law.

In rendering such opinion, Troutman Pepper Hamilton Sanders LLP may rely upon certificates of officers of Third Avenue Trust and of public officials as to matters of fact.

(c)     The Acquiring Fund shall have furnished to the Target Fund a certificate of the Acquiring Fund, signed by the President or Vice President and Treasurer of Third Avenue Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)     To the best of their Knowledge, the representations and warranties of Third Avenue Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and Third Avenue Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)     no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to Third Avenue Trust’s Knowledge, threatened in writing.

(d)     An officer of World Funds Trust shall have received the confirmation from the Acquiring Fund required under paragraph 3.3 of this Agreement.

(e)     The Acquiring Fund shall have duly executed and delivered to the Target Fund such assumptions of Liabilities, certificates and other instruments as the Target Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Target Fund by the Acquiring Fund.

6.2     Conditions Precedent to Obligations of Third Avenue Trust. The obligation of Third Avenue Trust, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by World Funds Trust and the Target Fund of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Third Avenue Trust in writing:

(a)     All representations and warranties of World Funds Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Target Fund and World Funds Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)     The Target Fund shall have furnished to the Acquiring Fund the opinion of Practus, LLP dated as of the Effective Time, substantially to the effect that:

(i)     World Funds Trust is a statutory trust, validly existing and in good standing under Delaware Law, and has power under the World Funds Trust Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii)     World Funds Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii)     all issued and outstanding shares of the Target Fund as of the Effective Time are duly authorized, validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv)     except as disclosed in writing to the Acquiring Fund, such counsel knows of no material legal proceedings pending or threatened in writing against World Funds Trust;

(v)     this Agreement has been duly authorized, executed and delivered by World Funds Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery by Third Avenue Trust on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of World Funds Trust, on behalf of the Target Fund, enforceable against World Funds Trust in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi)     the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the World Funds Trust Governing Documents or any material agreement or instrument pertaining to the Target Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by World Funds Trust;

(vii)     the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by the Target Fund of any terms, conditions, or provisions of any federal securities Law or the Delaware Law as it relates to statutory trusts; and

(viii)     to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and such authorizations and filings as are necessary to terminate the Target Fund as a series of a Delaware statutory trust.

In rendering such opinion, Practus, LLP may rely upon certificates of officers of World Funds Trust and of public officials as to matters of fact.

(c)     The Target Fund shall have furnished to the Acquiring Fund the unaudited statements required by paragraph 5.6.

(d)     The Target Fund shall have furnished to the Acquiring Fund a certificate of the Target Fund, signed by the President or Vice President and Treasurer of World Funds Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)     to the best of their Knowledge, the representations and warranties of World Funds Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and World Funds Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)     since the date of the most recent financial statements of the Target Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business of the Target Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(e)     The Target Fund shall have duly executed and delivered to Third Avenue Trust such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Fund’s custodian and instructions to Third Avenue Trust’s transfer agent (“Transfer Documents”) as Third Avenue Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Target Fund in and to the respective Fund Assets of the Target Fund. In each case, the Fund Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(f)     At the Valuation Time and Effective Time, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Liabilities chargeable to the Target Fund which are required to be reflected in the net asset value per share of a share class of the Target Fund in accordance with applicable Law will be reflected in the net asset value per share of the Target Fund.

(g)     Except for those agreements set forth on Schedule 6.2(h), the Target Fund’s agreements with each of its service contractors shall have terminated at the Effective Time, and each Party has received assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.3     Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a)     The Acquiring Fund and the Target Fund shall have received: (i) a certificate of an authorized signatory of Target Fund Custodian, as custodian for the Target Fund, stating that the Fund Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from The Bank of New York Mellon, as custodian for the Acquiring Fund, stating that the Fund Assets of the Target Fund have been received; and (iii) a certificate of an authorized signatory of Commonwealth, as transfer agent for the Target Fund, confirming that Commonwealth has delivered records containing the names and addresses of the record holders of each series of the Target Fund shares and the number and percentage (to three decimal places) of ownership of each series of the Target Fund shares owned by each such holder as of the close of business at the Valuation Time.

(b)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the World Funds Trust Governing Documents, applicable Delaware Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither World Funds Trust nor Third Avenue may waive the conditions set forth in this paragraph 6.3(a).

(c)     The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(d)     Each of the Acquiring Fund and the Target Fund shall have received a favorable opinion of Troutman Pepper Hamilton Sanders LLP substantially to the effect that, for federal income tax purposes:

(i)     The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund’s assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares, followed by the distribution of such Acquiring Fund Shares by the Target Fund in liquidation to the Target Fund shareholders in exchange for their Target Fund shares, all as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)     No gain or loss will be recognized by the Target Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Target Fund to the Target Fund shareholders in liquidation, as contemplated in this Agreement;

(iii)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares as contemplated in this Agreement;

(iv)     The tax basis of the assets of the Target Fund acquired by the Acquiring Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization;

(v)     The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

(vi)     No gain or loss will be recognized by the Target Fund shareholders upon the exchange of all of their Target Fund shares solely for the Acquiring Fund Shares in the Reorganization;

(vii)     The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(viii)     A Target Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which the Target Fund shares exchanged therefor were held, provided that the Target Fund shareholder held the Target Fund shares as a capital asset on the date of the Reorganization; and

(ix)     The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Target Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Troutman Pepper Hamilton Sanders LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 6.3(c).

(e)     At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against the Target Fund or Third Avenue Trust or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VII

EXPENSES

7.1     Third Avenue (or any Affiliate thereof) will bear and pay all fees and expenses associated with the Parties’ participation in the Reorganization without regard to whether the Reorganization is consummated. Reorganization expenses include, without limitation, obtaining shareholder approval of the Reorganization.

7.2     All such fees and expenses so borne and paid by Third Avenue and/or its Affiliates shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Third Avenue and/or its Affiliates to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1     Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of shareholders of the Target Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Target Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further shareholder approval. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

8.2     Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a)     by the mutual written consent of the Parties;

(b)     by World Funds Trust (i) following a material breach by Third Avenue Trust of any of its representations, warranties or covenants contained in this Agreement, provided that Third Avenue Trust shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon Third Avenue Trust or the Acquiring Fund;

(c)     by Third Avenue Trust (i) following a material breach by World Funds Trust of any of its representations, warranties or covenants contained in this Agreement, provided that World Funds Trust shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 (other than 6.3(a) if the shareholder meeting has been duly adjourned or postponed to a date prior to the Final Effective Time) are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon World Funds Trust or the Target Fund;

(d)     by either Third Avenue Trust or World Funds Trust by written notice to the other following a determination by the terminating Party’s Board that the consummation of the Reorganization is not in the best interest of its shareholders; or

(e)     by either Third Avenue Trust or World Funds Trust if the Effective Time does not occur by April 9, 2021 (the “Final Effective Time”), unless extended by mutual agreement and evidenced by a writing signed by an authorized officer of each Party.

If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1     Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law or otherwise reasonably deemed necessary or appropriate by authorized officers of the Funds, on the written advice of counsel, in which case the Party issuing such statement or communication shall advise the other Parties prior to such issuance.

9.2     Confidentiality. (a) The Parties (including Third Avenue for purposes of this paragraph 9.2) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Parties, all confidential information obtained from the other Parties in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)     In the event of a termination of this Agreement, the Parties agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Parties, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Parties and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE X

MISCELLANEOUS

10.1     Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2     Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to World Funds Trust:

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Attn: President

With a copy (which shall not constitute notice) to:

Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, KS 66211
Attn: John H. Lively

If to Third Avenue Trust:

Third Avenue Trust
622 Third Avenue
New York, NY 10017
Attn: Mark Aaron

With a copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
Attention: John M. Ford

10.3     Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4     Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5     Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.10, 5.11, 5.12, 5.13, 7.1, 7.2, 10.9, 10.13 and 10.14, and this paragraph 10.5 shall survive the consummation of the transactions contemplated hereunder.

10.6     Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7     Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.8     Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to its principles of conflicts of Laws.

10.9     Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, the Target Fund shall deliver or cause to be delivered to Third Avenue Trust at the Closing, the Books and Records of the Target Fund (regardless of whose possession they are in).

10.10     Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Target Fund).

10.11     Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.12     Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13     Third Avenue Trust Liability. The name “Third Avenue Trust” is the designation of the trustees for the time being under a Trust Instrument and Certificate of Trust dated October 31, 1996, and all Persons dealing with Third Avenue Trust or the Acquiring Fund must look solely to the property of Third Avenue Trust or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Third Avenue Trust. No other portfolio of Third Avenue Trust shall be liable for any claims against the Acquiring Fund. The Parties, along with Commonwealth, specifically acknowledge and agree that any liability of Third Avenue Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of Third Avenue Trust shall be liable with respect thereto.

10.14     World Funds Trust Liability. The name “World Funds Trust” is the designation of the trustees for the time being under its Certificate of Trust, dated April 9, 2007, as amended, and all Persons dealing with World Funds Trust or the Target Fund must look solely to the property of World Funds Trust or the Target Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of World Funds Trust. No other portfolio of World Funds Trust shall be liable for any claims against the Target Fund. The Parties, along with Third Avenue, specifically acknowledge and agree that any liability of World Funds Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund and that no other portfolio of World Funds Trust shall be liable with respect thereto.

ARTICLE XI

DEFInitions

As used in this Agreement, the following terms have the following meanings:

“Acquiring Fund” has the meaning specified in the preamble.

“Acquiring Fund Shares” has the meaning specified in paragraph 1.4.

“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.

“Agreement” has the meaning specified in the preamble.

“BNY Mellon Investment Servicing (US) Inc.” has the meaning specified in paragraph 2.3.

“Books and Records” means a Parties’ accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Target Fund or the Acquiring Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Closing” has the meaning specified in paragraph 3.1.

“Code” has the meaning specified in the recitals.

“Commonwealth” has the meaning specified in paragraph 2.3.

“Corresponding Classes” has the meaning specified in the recitals.

“Effective Time” has the meaning specified in paragraph 3.1.

“Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Target Fund may have against any Person), litigation proceeds of any type (including, without limitation, proceeds resulting from litigation involving portfolio securities as well as market timing/late trading actions or settlements) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Target Fund, and any prepaid expenses shown on the Target Fund’s books at the Valuation Time, excluding the Target Fund’s rights under this Agreement.

“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Independent Trustees” has the meaning specified in the recitals.

“Knowledge” means (i) with respect to World Funds Trust and the Target Fund, the actual knowledge after reasonable inquiry of World Funds Trust’ trustees or officers and Third Avenue in its capacity as adviser to the Target Fund; and (ii) with respect to Third Avenue and the Acquiring Fund, the actual knowledge after reasonable inquiry of Third Avenue’s trustees or officers.

“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

“Liabilities” means all liabilities of the Target Fund.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of the Target Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”

“NYSE” means New York Stock Exchange.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(w).

“Registration Statement” has the meaning specified in paragraph 4.1(w).

“Reorganization” has the meaning specified in the recitals.

“SEC” means the U.S. Securities and Exchange Commission.

“Target Fund” has the meaning specified in the preamble.

“Target Fund Custodian” has the meaning specified in paragraph 2.3.

“Third Avenue” has the meaning specified in the preamble.

“Third Avenue Trust Governing Documents” has the meaning specified in paragraph 4.2(a).

“Third Avenue Trust Board” has the meaning specified in the recitals.

“Transfer Documents” has the meaning specified in paragraph 6.2(e).

“Valuation Time” has the meaning specified in paragraph 2.4.

“World Funds Trust Board” has the meaning specified in the recitals.

“World Funds Trust Governing Documents” has the meaning specified in paragraph 1.1.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, the Parties and Third Avenue have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

WORLD FUNDS TRUST, on behalf of Third Avenue International Real Estate Value Fund

By:
Name:	[ ]
Title:	[ ]

THIRD AVENUE TRUST, on behalf of Third Avenue International Real Estate Value Fund

By:
Name:	[ ]
Title:	[ ]

THIRD AVENUE MANAGEMENT, LLC

By:
Name:	[ ]
Title:	[ ]

Solely for the purpose of agreeing to be bound by Paragraphs 7.1, 7.2, 9.2 10.5, 10.13 and 10.14.

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made by and between World Funds Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Third Avenue Management, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business in 622 Third Avenue, 32nd Floor, New York, NY 10017-6715. This Agreement is made effective as to the Fund (defined below) as of date set forth on the schedule to this Agreement identified as “Schedule A” attached hereto as of the “Effective Date” noted on Schedule A with respect to the Fund.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolio of the Trust set forth on Schedule A to this Agreement (the “Fund”) and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.     THE ADVISER’S SERVICES.

(a)     Discretionary Investment Management Services.    The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise its right to control the overall management of the Fund.

(b)    Compliance.    The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting the Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall use its best efforts to cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)     Recordkeeping.    The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)    Holdings Information and Pricing.    The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(e)     Cooperation with Agents of the Trust.    The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)      Delegation of Authority.    Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to the Fund may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the Fund to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.      CODE OF ETHICS.    The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

3.      INFORMATION AND REPORTING.    The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)     Notification of Breach/Compliance Reports.    The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (a) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (b) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 of the 1940 Act) that has occurred or is otherwise proposed to occur.

(b)    Board and Filings Information.    The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)     Transaction Information.    The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.      BROKERAGE.

(a)     Principal Transactions.    In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)    Placement of Orders.    The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Fund.

5.      CUSTODY.    Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

6.      ALLOCATION OF CHARGES AND EXPENSES.    The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.      REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)     Properly Registered.    The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)    ADV Disclosure.    The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)     Fund Disclosure Documents.    The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of the Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)    Insurance.    The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(e)     No Detrimental Agreement.    The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for the Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(f)     Conflicts.    The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(g)    Representations.    The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether specifically referenced in such report.

8.      THE NAME “THIRD AVENUE”.    The Adviser grants to the Trust a license to use the name “Third Avenue” (the “Name”) as part of the name of the Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of the Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Fund.

9.      ADVISER’S COMPENSATION.    The Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund. Such fee shall, during the term of this Agreement, be held in an interest-bearing escrow account with the Fund’s custodian or a bank. If a majority of the Fund’s outstanding voting securities approves the Investment Advisory Agreement between the Trust and the Adviser before the termination of this Agreement, the fee held in escrow with respect to the Fund and any interest earned will be paid to the Adviser. If a majority of the Fund’s outstanding voting securities do not approve the Investment Advisory Agreement between the Trust and the Adviser before the termination of this Agreement, the Adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing this Agreement, plus interest earned on that amount while in escrow; or (ii) the total amount in the escrow account, plus interest earned. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.     INDEPENDENT CONTRACTOR.    In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.     ASSIGNMENT AND AMENDMENTS.    This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 of the 1940 Act). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.     DURATION AND TERMINATION.

(a)     This Agreement shall become effective as of the date executed and shall remain in full force and effect for a period of 150 calendar days, unless terminated by a party pursuant to subsections 12(b) or (c).

(b)    The Adviser may, at any time on sixty (60) calendar days’ prior written notice to the Board, terminate this Agreement, without payment of any penalty.

(c)     The Board or a vote of a majority of the Fund’s outstanding voting securities may terminate this Agreement at any time, without the payment of any penalty, upon not more than ten (10) calendar days’ written notice to the Adviser.

(d)    In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.    NOTICE.    Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, Attention: President; and notices to the Adviser shall be directed to Mark J. Aaron, Chief Operating Officer, 622 Third Avenue, 32nd Floor, New York, NY 10017-6715.

14.    CONFIDENTIALITY.    The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.    CERTAIN DEFINITIONS.    For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.    LIABILITY OF THE ADVISER.    Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of the Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.    RELATIONS WITH THE TRUST.    It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.    ENFORCEABILITY.    If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to the Fund.

19.    LIMITATION OF LIABILITY.    The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and the Fund’s assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of the Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other series of the Trust it manages.

20.    NON-EXCLUSIVE SERVICES.    The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.    GOVERNING LAW.    This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.    PARAGRAPH HEADINGS; SYNTAX.    All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.    COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the “Effective Date” noted on Schedule A with respect to the Fund.

WORLD FUNDS TRUST

Signature

By:
Title:

THIRD AVENUE MANAGEMENT, LLC

Signature

By:
Title:

SCHEDULE A

Investment Advisory Agreement
between
World Funds Trust (the “Trust”) and
Third Avenue Management, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Third Avenue International Real Estate Value Fund	None	1.00%	________, 2021
WORLD FUNDS TRUST

Signature

By: David A. Bogaert
Title: President

THIRD AVENUE MANAGEMENT, LLC

Signature

By:
Title:

EXHIBIT C

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF
THE SUCCESSOR FUND AND THE FUND

	Fund Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund)	Successor Fund Third Avenue International Real Estate Value Fund
Borrowing; Senior Securities

The Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Successor Fund may not borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund’s total assets when the borrowing is made. In no circumstances will the Funds pledge any of their assets in excess of the amount permitted by law.

The Successor Fund may not issue any senior security (as defined in the 1940 Act). Borrowings permitted by the above are not senior securities.

Lending Portfolio Securities; Loans	The Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Successor Fund may make loans in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans.
Underwriting

The Fund may not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The Successor Fund may not act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities or sale of its own securities, it may technically be deemed to be an underwriter under certain securities laws.

Real Estate; Oil and Gas	The Fund may not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Successor Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs

Commodities	The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Funds.	The Successor Fund may invest in commodities.

C-1

	Fund Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund)	Successor Fund Third Avenue International Real Estate Value Fund
Industry Concentration

The Fund will concentrate (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of companies principally engaged in the real estate industry and other real estate related investments.

The Successor Fund will invest more than 25% of its total assets in the real estate industry or real estate related industries or that own significant real estate assets at the time of investment (a company is considered to be in a real estate-related industry if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, property management, brokerage, leasing, appraisals or insurance) to the real estate industry).

Issuer Diversification

The Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, each Fund may not purchase the securities of any one issuer (except, cash and cash items (including receivables), “government securities” as that term is defined under the 1940 Act) and securities of other investment companies), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of the Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation.

None.

C-2

EXHIBIT D

FINANCIAL HIGHLIGHTS FOR THE FUND

The Successor Fund will adopt the financial statements of the Fund, the accounting survivor of the Reorganization. The audited and unaudited financials of the Fund are included in the Fund’s Annual Report and Semi-Annual Report, respectively, which are incorporated herein by reference.

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance for the past five years (or since inception in the case of the Fund’s Z Class shares). Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Fund, assuming all dividends and distributions were reinvested.

The financial highlights for the periods ended December 31, 2020 have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose unqualified report thereon, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

Third Avenue International Real Estate VALUE Fund (formerly,
REMS International Real Estate Value-Opportunity Fund)

Financial Highlights	Selected Per Share Data Throughout Each Year
	Institutional Class Shares(A)
	Years Ended December 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.80		$9.85		$11.72		$9.48		$9.65

Investment activities
Net investment income(1)	0.12		0.12		0.22		0.24		0.28
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.46		1.99		(0.91)		2.33		(0.36)
Total from investment activities	0.58		2.11		(0.69)		2.57		(0.08)

Distributions
Net investment income	(0.45)		—		(0.23)		(0.21)		(0.09)
Realized gains			(0.16)		(0.95)		(0.12)
Total distributions	(0.45)		(0.16)		(1.18)		(0.33)		(0.09)
Redemption Fees(1)	—	(2)	—	(2)	—	(2)	—		—
Net asset value, end of year	$11.93		$11.80		$9.85		$11.72		$9.48
Total Return	4.89%		21.48%		(5.85)%		27.11%		(0.88)%

Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(B)	1.69	%(C)	1.67	%(C)	1.47	%(C)	1.38	%(C)	1.56	%(C)
Expenses, net of management fee waivers and reimbursements	1.03	%(D)	1.19	%(D)	0.68	%(D)	0.26	%(D)	0.01	%(D)
Net investment income	1.17%		1.15%		1.85%		2.14%		2.92%
Portfolio turnover rate	46.94%		34.10%		53.11%		48.61%		40.15%
Net assets, end of year (000’s)	$10,672		$73,585		$53,596		$55,950		$20,336

____________

(1)      Per share amounts calculated using the average shares outstanding throughout the period.

(2)      Less than 0.01

(A)     Prior to June 28, 2017, the REMS lnternational Real Estate Value Opportunity Fund’s Institutional Shares were named Founders Shares

(B)     Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(C)     Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.66%, 1.48%, 1.43%. 0.26%, 0.01% and -% for the years ended December 31, 2020 through December 31, 2016, respectively

(D)     Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses. would have been 1.00%, 1.00%, 0.63%, 0.25%, -%, and -% for the years ended December 31, 2020 through December 31, 2016, respectively

	Class Z Shares
	Years Ended December 31,				Period April 20, 2018(^)to December 31,
	2020		2019		2018
Net asset value, beginning of year	$11.93		$9.96		$12.01

Investment activities
Net investment income(1)	0.13		0.13		0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.46		2.00		(1.14)
Total from investment activities	0.59		2.13		(0.99)

Distributions
Net investment income	(0.20)		—		(0.11)
Realized gains	—		(0.16)		(0.95)
Total distributions	(0.20)		(0.16)		(1.06)
Redemption Fees(1)	—		—	(2)	—
Net asset value, end of year	$12.32		$11.93		$9.96
Total Return*	4.98%		21.44%		(8.15)%

Ratios/Supplemental Data
Ratio to average net assets**
Expenses, gross(A)	1.59	%(B)	1.59	%(B)	1.40	%(B)
Expenses, net of management fee waivers and reimbursements	1.03	%(C)	1.19	%(C)	0.73	%(C)
Net investment income	1.17%		1.15%		1.79%
Portfolio turnover rate*	46.94%		34.10%		53.11%
Net assets, end of year (000’s)	$28,709		$16,248		$11,160

____________

(^)      Commencement of operations

*        Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

**      Ratio to average net assets have been annualized for periods less than one year.

(1)      Per share amounts calculated using the average shares outstanding throughout the period.

(2)      Less than 0.01

(A)     Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B)     Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.56%, 1.39% and 1.36% for the years ended December 31, 2020 through December 31, 2019 and for the period April 20, 2018 through December 31, 2018.

(C)     Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.00%, 1.00% and 0.68% for the years ended December 31, 2020 through December 31, 2019 and for the period April 20, 2018 through December 31, 2018.

EXHIBIT E

SHAREHOLDER INFORMATION FOR THE SUCCESSOR FUND

SHAREHOLDER GUIDE

HOW TO CHOOSE A SHARE CLASS

Investors can choose from among three classes of shares of the Fund: Investor Class, Institutional Class and Z Class. As described above, the classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class, it is important to consider your method of investing, directly with a Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.

Investor Class

The minimum initial investment for this class is $2,500. The Investor Class shares have no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Fund shares at the net asset value (“NAV”) per share of the Investor Class. Shareholders in the Investor Class shares also pay distribution (12b-1) fees of 0.25%. See “Distribution (12b-1) Fees” in this Prospectus.

Institutional Class

The minimum initial investment for this class is $10,000. Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Fund shares at the NAV per share of the Institutional Class. Shareholders in the Institutional Class shares do not pay any distribution (12b-1) fees. Institutional Class shares may be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.

Z Class

The minimum initial investment for this class is $25,000, and $5,000 for IRA accounts. Z Class shares have no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Fund shares at the NAV per share of Z Class. Shareholders in Z Class shares do not pay any distribution (12b-1) or service fees. In addition, the Fund will not make any shareholder servicing, sub-transfer agency or administrative or recordkeeping payments. Z Class shares may be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.

Converting from one share Class to another share Class

If the current market value of your account in the Investor Class is at least $10,000, you may elect to convert that account from Investor Class to Institutional Class shares of the same Fund on the basis of relative NAVs. If the current market value of your account in the Institutional or Investor Class is at least $25,000 ($5,000 for IRA accounts), you may elect to convert that account from the Investor Class or Institutional Class to Z Class shares of the same Fund on the basis of relative NAVs. Converting between share classes may not be available at certain financial intermediaries, or there may be additional costs associated with this exchange charged by your financial intermediary. Because the NAV per share of each share class may be higher or lower than that of the share class at the time of conversion, a shareholder may receive a different number of shares than the number of shares converted, although the total dollar value will be the same. You may convert between share classes by calling Third Avenue Funds at (800) 443-1021 or your financial intermediary if you hold your investment in the Fund through a financial intermediary.

If the current market value of your Institutional Class shares account declines to less than $10,000 due to a redemption or exchange, we may convert your Institutional Class shares into Investor Class shares of the same Fund on the basis of relative NAVs. A shareholder may receive a different number of Investor Class shares than the number of Institutional Class shares converted, although the total dollar value will be the same. A Fund may also redeem your shares if your account balance falls below a certain amount. See “Redemption by the Fund” in this Prospectus. If you are one of the Original Institutional Class Shareholders, your account is exempt from this conversion.

If the current market value of your Z Class shares account declines to less than $25,000 due to a redemption or exchange, we may convert your Z Class shares into Institutional Class shares of the same Fund on the basis of relative NAVs. A shareholder may receive a different number of Institutional Class shares than the number of Z Class shares converted, although the total dollar value will be the same. A Fund may also redeem your shares if your account balance falls below a certain amount. See “Redemption by the Fund” in this Prospectus.

A conversion from one share Class to another share Class of the same Fund initiated by the shareholder, or from one share Class to another share Class of the same Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. A Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder’s transaction fees, and the Investor Class shares may pay fees to these firms in return for services provided by these programs to shareholders.

The Adviser or its affiliates may pay certain costs of marketing the Fund or otherwise in connection with the sale or retention of shares (out of their own resources and not as an expense of a Fund). The Adviser or its affiliates may also share with affiliated or unaffiliated financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Fund; sponsor informational meetings, seminars and client awareness events; support marketing materials or business building programs; or pay third parties in connection with marketing to financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may result in the Fund having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Fund through any intermediary. In addition, for Investor or Institutional Class shares, the Adviser or its affiliates may also pay amounts to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other administrative services, and a portion of these payments may be borne by the Fund. The amount of any of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries

Distribution (12b-1) Fees

The Fund has adopted a Distribution Plan (the “Plan”) for the Investor Class shares that allows the Investor Class to pay fees for selling and distributing its shares to its respective shareholders. The Plan permits the Investor Class to pay a 0.25% distribution (12b-1) fee. These fees are in addition to those described in the preceding section. The Plan provides that distribution fees may be paid to the Distributor to cover the Investor Class’ sales, marketing, and promotional expenses. Because these distribution fees are deducted from the net assets of the Investor Class on an ongoing basis, they will have the effect of increasing the cost of your investment the longer you hold it and will result in lower total returns than an investment in the Institutional Class or Z Class shares of the Fund.

HOW TO PURCHASE SHARES

Price of Shares

The price of the Fund’s shares is based on its NAV. The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

The Fund’s NAV per share is calculated once daily as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on an exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that such Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of such Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value or that have been subject to a significant event occurring between the time of the last sales price and the close of the Exchange are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.

Securities listed on certain non-U.S exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) are fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) a substantial gap between the closing time of a non-U.S. exchange and the close of the Exchange, (ii) events impacting a single issuer, (iii) governmental actions that affect securities in one sector or country, (iv) natural disasters or armed conflict, or (v) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Purchasing Shares

The Fund is open for business each day the NYSE is open for trading. Investor, Institutional or Z Class shares of a Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries as described above, so long as they have an agreement with the Distributor, the Fund and/or the Adviser. To purchase Investor, Institutional or Z Class shares from a broker-dealer, the broker-dealer must be a bank or a member of the Financial Industry Regulatory Authority. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Fund. The Fund generally will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office and U.S. territories are acceptable) or for a non-resident alien. The Fund reserves the right to reject any purchase order. To purchase Investor, Institutional or Z Class shares directly from a Fund, you need to complete and sign a New Account Application (the “Application”) and send it, together with your payment for the shares, to the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing” or the “transfer agent”). Visit our web site, www.thirdave.com, and click on “Invest” to submit an online application. See below for mailing instructions.

To purchase additional shares via Automated Clearing House (“ACH”), contact BNY Mellon Investment Servicing at (800) 443-1021, to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on the Application or by sending written instructions to BNY Mellon Investment Servicing.

Assuming BNY Mellon Investment Servicing or the Fund properly act on telephone or Internet instructions and follow reasonable procedures to protect against unauthorized transactions, neither BNY Mellon Investment Servicing nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as BNY Mellon Investment Servicing or the Fund take reasonable measures to verify the order.

Paying for Shares by Mail

Initial Payments

If you are sending documents via U.S. mail, initial payments, together with your Application, should be sent to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
P.O. Box 9802
Providence, RI 02940-8002

or via express delivery, registered or certified mail to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

Additional Payments

If you are sending documents via U.S. mail, additional payments, together with the payment stub from your account statement, should be sent to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
P.O. Box 9802
Providence, RI 02940-8002

or via express delivery, registered or certified mail to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

Paying for Shares by Wire

Prior to sending a wire, please notify BNY Mellon Investment Servicing at (800) 443-1021, to insure proper credit to your account.

Direct your bank to wire funds as follows:

Bank of New York Mellon
ABA #: 011001234
Acct#: 0000734594

For further credit to:    Third Avenue International Real Estate Value Fund (specify Class, shareholder’s name, exact account title and account number).

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

Telephone purchase orders will only be accepted from financial institutions that have been approved previously by the Fund or the Adviser, or by investors who have established ACH capabilities for an account.

Shareholders with existing Third Avenue Funds accounts may purchase additional shares directly through the Funds’ website at www.thirdave.com. To choose this option, complete the Online Account Access section of the Application or make subsequent arrangements in writing. Only bank accounts held at domestic institutions that are ACH members may be used for Internet transactions. All ACH transactions will be considered in good order on the date the payment for shares is received by the Funds. This process may take up to 48 hours from the time the shareholder places the order with BNY Mellon Investment Servicing. The Fund may alter, modify or terminate the Internet purchase option at any time.

Minimum Investments

The minimum initial investment for the Investor Class of the Fund is $2,500 for a regular account and an IRA. The minimum initial investment for the Institutional Class of the Fund is $10,000. The minimum initial investment for Z Class of the Fund is $25,000 and $5,000 for IRA accounts. Additional investments for any class of the Fund must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Fund’s Automatic Investment Plan. Under this plan, a predetermined amount, selected by you, will be deducted from your checking account. Additional investments under this plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the Application.

Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds. At the sole discretion of the Funds, the initial and any additional investment minimums may be waived for certain investors.

Paying for Shares

When purchasing shares directly from the Fund, you may pay by check payable to the Fund. The Fund will only accept checks drawn in U.S. currency on a domestic bank. Starter checks on newly established bank accounts will not be accepted. The Fund will not accept any of the following cash equivalents: money orders, travelers checks, cashier checks, bank checks, official checks and treasurers checks, foreign bank drafts, payable through checks or third party checks, or other third party transactions. You will be charged (minimum of $20) for any check used for the purchase of Fund shares that is returned unpaid. If you purchase Fund shares by check, you may not receive redemption proceeds until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly. The Fund reserves the right to cancel any purchase order, and will do so, under ordinary circumstances, within 48 hours of receipt of the order. In the interest of economy and convenience to investors, the Funds no longer issue certificates representing Fund shares.

Individual Retirement Accounts

If you want to set up an IRA, you may obtain a Fund IRA Application and additional required forms by contacting BNY Mellon Investment Servicing at (800) 443-1021, or on the Fund’s website at www.thirdave.com. The account will be maintained by the custodian, BNY Mellon Investment Servicing Trust Company, which currently charges your account an annual maintenance fee of $20 per Fund. Fees are subject to change. Annual maintenance fees will automatically be deducted from the IRA account, unless a check for the fees is received by BNY Mellon Investment Servicing prior to December 15th of each year.

You may request distributions from your IRA via telephone. Distributions that would be accepted by means of a recorded phone conversation will include normal distributions (you have reached age 591/2) or premature distributions (before you reach age 591/2, with no known exceptions). Please be advised premature distributions from your retirement accounts may be subject to a 10% penalty from the Internal Revenue Service. For more information please contact BNY Mellon Investment Servicing at (800) 443-1021 or contact your tax advisor.

Other Retirement Plans

If you are self-employed, you may be able to purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Fund does not currently act as a sponsor or administrator for such plans.

Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Funds do not currently act as a sponsor or administrator for such plans.

HOW TO REDEEM SHARES

General

You may redeem your shares on any day during which the NYSE is open for trading, either directly from the Fund or through certain broker-dealers or other financial intermediaries. Fund shares will be redeemed at the NAV next calculated after your order is received in good order by a Fund or through certain broker-dealers or other financial intermediaries, so long as they have an agreement with the Distributor, the Fund and/or the Adviser. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount, your account may be closed at the discretion of the Adviser. See “Redemption by the Fund.”

By Mail

If you are sending documents via U.S. mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
P.O. Box 9802
Providence, RI 02940-8002

If you are sending documents via express delivery, registered or certified mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See “Signature Guarantees/Other Documents.”

Telephone and Internet Redemptions

You may redeem shares by telephone or Internet by electing this service on the Application. You may thereafter redeem shares by telephone by calling BNY Mellon Investment Servicing at (800) 443-1021. You may redeem shares online by accessing your Third Avenue Funds account at www.thirdave.com. Transactions may be made on any business day until the close of the NYSE, normally 4:00 p.m., Eastern time.

Redemption proceeds will be mailed to your address of record, or, if previously established, sent to your bank account via wire or ACH.

The Fund and BNY Mellon Investment Servicing will not be liable for following telephone or Internet instructions reasonably believed to be genuine. In this regard, BNY Mellon Investment Servicing will require personal identification information before accepting a telephone or Internet redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Fund.

Important Note:    If you do not want telephone or internet liquidation privileges to apply to your account, you can elect to opt out on your application or contact BNY Mellon Investment Servicing at (800) 443-1021.

Fees

The transfer agent currently charges a wire fee of $9 for payment of redemption proceeds by federal funds wire. The transfer agent will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally may charge a service fee.

Redemption by the Fund

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. The Fund reserves the right to redeem a shareholder account, other than an IRA account (after 30 days’ prior written notice and the opportunity to re-establish the account balance), when the market value of the Fund’s shares in the account falls, due to redemptions or exchanges, below $500 with respect to Investor Class shares of each Fund (except for IRAs), $2,500 with respect to Institutional Class shares of the Fund or $5,000 with respect to Z Class shares of the Fund. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by Trust management on a case-by-case basis.

Payment of Redemption Proceeds

The Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. You should note that you may not receive redemption proceeds of recently purchased Fund shares that have been paid for by check until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

Under normal circumstances, the Fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. The Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redeem in kind”), to the extent the composition of the Fund’s investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) the Adviser determines that a redemption in-kind (i) is more advantageous to the Fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the Fund and (iii) is in the best interests of the Fund; (2) to manage liquidity risk (i.e., the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund); (3) in stressed market conditions; or (4) subject to the approval of the Fund’s board in other circumstances identified by the Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell, such as certain derivatives, restricted securities, odd lots and fractional shares may not be distributed to shareholders. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

Wired Proceeds

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Fund, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

Signature Guarantees/Other Documents

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests, or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days, or the proceeds are to be paid to a person or payee which is different from the address or payee information the Fund has on record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs may not be accepted. Call Third Avenue Funds toll-free at (800)-443-1021 for further information on obtaining a proper medallion signature guarantee.

Escheatment of Shares to State

If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state.

Systematic Withdrawal Plan — For Investor Class only

If you own or are purchasing shares of the Fund having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This plan provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to BNY Mellon Investment Servicing. Notice of all changes concerning the Systematic Withdrawal Plan must be received by BNY Mellon Investment Servicing at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting BNY Mellon Investment Servicing at (800) 443-1021.

Frequent Trading

The Fund is intended for long-term investors and not for those who wish to trade frequently in their shares. The Fund discourages frequent purchases and redemptions of Fund shares and will not knowingly accommodate frequent trading in Fund shares. The Board of Trustees of the Trust has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as “market timing,” because such activities are disruptive to the management of a Fund’s portfolio, and may increase Fund expenses and negatively affect a Fund’s performance. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of their shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The procedures of the Fund requires that the Adviser monitors the trading activities of Fund accounts on a regular basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, it will then review the account’s activities and will bar the shareholder from future purchases, including purchases by exchange. Each Fund reserves the right to refuse a purchase order (including an order placed as part of an exchange) for any reason, including if the Adviser believes, in its sole discretion, that a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Funds and may be cancelled or revoked by the Funds. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible.

The Fund monitors activity at the omnibus level in order to try to identify unusual trading patterns that may indicate short-term trading by individual accounts within the omnibus account. If the Fund does identify such activity, the Fund may instruct the intermediary to code the individual account “Redemption Only.” If the Fund determines that an account, plan or intermediary may not be acting properly to prevent short-term trading, the Fund has the right to access information about beneficial shareholder transactions in accounts held through omnibus accounts, benefit plans or other intermediaries and intend to do so. Utilizing these information rights will assist the Funds in preventing short-term trading, assessing redemption fees and administering or revoking waivers, although there is always some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee.

To assist in discouraging attempts to arbitrage pricing of securities, the Trust has retained a third-party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for certain equity securities. See “How to Purchase Shares-Price of Shares” above.

HOW TO EXCHANGE SHARES

Inter-Fund Exchange Privilege

You may exchange shares of a class of one Fund of the Trust for shares of the same class of another Fund of the Trust, in writing or by telephone, at NAV without the payment of any fee or charge. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes.

If you want to use this exchange privilege, you should elect the service on your Application.

If the Funds or their designees receive exchange instructions in writing, by telephone at (800) 443-1021, or by Internet at www.thirdave.com in good order by the valuation time on any business day, the exchange will be effected that day.

General information about TAXES

The tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General.    The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, such Fund will not be required to pay federal income taxes on any income it distributes to shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. As more fully described in the SAI, a Fund is allowed to carry forward certain capital losses. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, and all of any ordinary income and net capital gain from previous years that was not distributed and upon which no tax was paid, then such Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Each Fund expects to distribute substantially all of its investment company taxable income and net capital gains at least annually.

Distributions.    Distributions from investment company taxable income, which includes short-term capital gains, are subject to tax as ordinary income. A portion of these distributions may constitute “qualified dividend income” to individual shareholders, and corporate shareholders may be able to claim the corporate dividends received deduction with regard to a portion of such distributions. Distributions of net long-term capital gain are subject to tax as a long-term capital gain regardless of the length of time you have held Fund shares.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, to the extent of each shareholder’s basis in the Fund’s shares but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year. Shareholders automatically reinvesting distributions in the form of additional shares of the same class of the Fund will generally be treated for federal income tax purposes in the same manner as if they had received a cash distribution and will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of a Fund on the date of distribution.

If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital. Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of a Fund’s shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend”. For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend”, check the Fund’s distribution schedule before you invest.

Sales or Exchange of Shares.    You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your cost basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by shareholders upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired, or received through reinvesting dividends and capital gains distributions in a Fund, in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in another Fund is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

Medicare Contribution Tax.    A U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” (which generally includes dividend income and capital gains distributions from the Fund and net gains from the disposition of Fund shares) for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over $200,000 for U.S. individuals ($250,000, if married and filing jointly and $125,000 if married and filing separately).

Backup Withholding.    The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 24%.

State and Local Income Taxes.    This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Basis Reporting and Holding Periods.    A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in a Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Distribution Options

You should specify on your Application how you wish to receive distributions. If no election is made on the Application, all distributions will automatically be reinvested in additional shares of that class of the Fund. Each Fund offers four options:

(1)    income dividends and capital gain distributions paid in cash;

(2)    income dividends paid in cash with capital gain distributions reinvested in additional shares of that class of the Fund;

(3)    income dividends reinvested with capital gain distributions paid in cash; or

(4)    both distributions automatically reinvested in additional shares of that class of the Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the same class of the applicable Fund at the NAV next determined.

Withholding

The Fund may be required to backup withhold on taxable dividends and certain other payments to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding.

Investors should be sure to provide this information when they complete the Application. Backup withholding is not an additional tax. Any amount withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

SHAREHOLDER SERVICES

Each Fund provides you with helpful services and information about your account:

•        A confirmation after every transaction (other than certain dividends, distributions, and reinvestments, for which you receive a statement within ten days of the quarter end);

•        An annual account statement reflecting all transactions for the year;

•        Tax information mailed after the close of each calendar year;

•        Financial statements of the Fund, mailed at least twice a year;

•        Shareholder reports are published twice per year and shareholder letters are published four times a year. Both are made available at www.thirdave.com;

•        24-hour automatic voice response service; and

•        Online account access through the Funds’ web site: www.thirdave.com.

The Fund pays for shareholder services but not for special services, such as requests for historical transcripts of accounts. BNY Mellon Investment Servicing currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

Telephone Information

Your Account

Questions about your account, purchases, redemptions and distributions can be answered by BNY Mellon Investment Servicing Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll free (800) 443-1021.

The Fund

Questions about the Fund and literature requests can be answered by the Fund’s telephone representatives Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll free (800) 443-1021.

Transfer of Ownership

You may transfer Fund shares or change the name or form in which the shares are registered by writing to BNY Mellon Investment Servicing. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified taxpayer identification number by way of a completed new Application and W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be Medallion Guaranteed as described under “Signature Guarantees/Other Documents.”

Portfolio Holdings Disclosure

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties. The Fund discloses its top ten portfolio holdings on a quarterly basis approximately 15 business days after quarter end by posting this information on its website and discloses substantially all of its portfolio holdings on a semi-annual basis through reports to shareholders or quarterly filings with the SEC within 60 days after fiscal quarter end. These disclosures are publicly available on an ongoing basis.

A description of the policies with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at www.thirdave.com.

EXHIBIT F

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND

STATEMENT OF ADDITIONAL INFORMATION

THIRD AVENUE TRUST

	Institutional Class	Investor Class	Z Class
Third Avenue International Real Estate Value Fund

GENERAL INFORMATION

This Statement of Additional Information (SAI) is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Trust (the “Trust”). The Trust is an open-end management investment company which currently includes three separate diversified investment series: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND, and one non-diversified investment series: THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND (the “Fund”) The Trust has established the Fund as a separate series of the Trust. This SAI relates only to the Fund. The Fund issues Institutional Class, Investor Class and Z Class shares. Investor Class shares currently are not operational. The Fund operated as the Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund), a series of World Funds Trust (the “Predecessor Fund”). Before the Fund commenced operations, substantially all of the assets of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization is anticipated to occur on April 9, 2021. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund were assumed by the Fund. Financial and performance information included herein is that of the Predecessor Fund. .

The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996.

As a non-diversified fund, the THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The IRC test applies at the end of each fiscal quarter and generally requires that at least 50% of the value of the Fund’s total assets be represented by the types of assets that satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolio of the Fund, which may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies.

INVESTMENT POLICIES AND RISKS

The Prospectus discusses the investment objectives of the Third Avenue International Real Estate Value Fund (the “Fund”) and the principal investment strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies.

The Fund expect to invest in a broad range of securities and other instruments subject to the Fund’s principal investment strategy. The particular types of investments and the percentage of the Fund’s assets invested in each type will vary depending on where the Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”), sees the most value at the time of investment. The following is a description of the different types of investments in which the Fund may invest and certain of the risks relating to those investments.

There is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Biden administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act (defined below), including the so-called “Volcker Rule” and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the Securities and Exchange Commission (the “SEC”). Until any policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected or the impact of continuing uncertainty. Although it is impossible to predict the impact, if any, of these changes to the Fund’s business, they may adversely affect the Fund’s business, financial condition, operating results and cash flows.

EQUITY SECURITIES

The Fund may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:

(1)    A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information);

(2)    Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders;

(3)    Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics; and

(4)    Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser’s estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund’s shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Fund thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser’s determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer’s capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, they tend to have less possibility of capital appreciation.

Although the Adviser does not emphasize market factors in making investment decisions, the Fund is, of course, subject to the vagaries of the markets.

The Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed-income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

DEBT SECURITIES

The Fund intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average total returns, which can be generated from a combination of sources, including capital appreciation, fees and interest income. In selecting debt instruments for the Fund, the Adviser seeks the following characteristics:

1)      Reasonable covenant protection, price considered; and

2)      Total return potential substantially above that of a comparable credit.

In acquiring debt securities for the Fund, the Adviser generally will look for reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. The Fund may invest in “mezzanine” issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater for securities with longer maturities.

MORTGAGE-BACKED SECURITIES

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, but do not intend to invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by the Fund may provide high yield and total return in relation to risk levels. The Fund intend to invest in these securities only when the Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See “Debt Securities.” However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for the Fund to the extent that it invests in mortgage-backed (and other real estate-related) securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) but also may be issued or guaranteed by other issuers, including private companies.

Mortgage-backed securities issued by the Government National Mortgage Association (the “GNMA”) include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-backed securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, which suggested that in a “severely adverse scenario” additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017. However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected “continued significant uncertainty” regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Fund’s investments in mortgage-based securities may include those that are issued by private issuers, and, therefore, may have some exposure to subprime loans as well as to the mortgage and credit markets generally. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-based securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to, and having many of the same risks as, the mortgage-related securities described above, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset- backed securities are not backed by any governmental agency.

COLLATERALIZED DEBT OBLIGATIONS

The Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by the U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which these Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be a formula based on, or reflect the passing through of, floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. The Fund does not intend to invest more than 5% of each of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

HIGH-YIELD DEBT SECURITIES

The Fund may invest in high-yield debt, which are securities rated below investment grade by some or all relevant independent rating agencies (Baa by Moody’s Investors Service, Inc. (“Moody’s”); below BBB by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Fitch Ratings (“Fitch”)) and unrated debt securities of similar credit quality, commonly referred to as “junk bonds.” See also “Debt Securities” and “Restricted and Illiquid Securities.” Such securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The Fund also invests in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The Third Avenue International Real Estate Value Fund does not intend to invest more than 15% of its total assets in high-yield debt securities. The ratings of Moody’s, Standard & Poor’s and Fitch represent their opinions as to the credit quality of the securities they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser’s credit analysis to identify investment opportunities. For the Fund, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

The market price and yield of bonds rated below investment grade are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer’s inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher-yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. The Fund may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody’s of C or lower, Standard & Poor’s of C1 or lower or Fitch of B to C). In addition, the Fund may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code or the equivalent in countries outside the U.S.

DISTRESSED AND DEFAULTED SECURITIES

The Fund also invests in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy proceedings. The Fund’s investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The Third Avenue International Real Estate Value Fund does not intend to invest more than 15% of its total assets in distressed securities.

Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed.

A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.

The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

The Fund may invest in zero coupon and pay-in-kind (“PIK”) securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS, DIRECT DEBT AND RELATED INSTRUMENTS

The Fund may invest in loans and other direct debt instruments owed by a borrower to another party. The Fund may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. The Third Avenue International Real Estate Value Fund does not intend to invest more than 35% of its total assets in loans, direct debt and related instruments. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. The markets in loans are not regulated by federal securities laws or the SEC. No Fund will make loans, including loans of portfolio securities, in an amount exceeding 33 1/3% of its total assets (including such loans), except that direct investments in debt instruments (including, without limitation, high-yield bonds (commonly known as “junk bonds” or “junk debt”)), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments shall not be deemed loans for the purpose of this limitation.

Senior Loans

The Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are determined periodically on the basis of a floating base lending rate, such as the London Inter bank Offered Rate (LIBOR), plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”) (which is slated to replace LIBOR or the prime rate offered by one or more major United States banks, or the certificate of deposit. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Fund invests primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Fund will attempt to manage these risks through ongoing analysis and monitoring of Borrowers. Senior Loans in which the Fund invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to significant contractual restrictions on resale and, therefore, will be illiquid.

Loan Participations and Assignments

The Fund may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Fund and the Borrower, together with Agent Banks, are referred herein as “Intermediate Participants.” A participation interest gives the relevant Fund an undivided interest in the security in the proportion that the relevant Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower, but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the relevant Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the relevant Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the relevant Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan (“Assignments”) from a third party. When the Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The Fund may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

TRADE CLAIMS

The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

Third Avenue International Real Estate Value Fund may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for the Fund. The Fund seeks to avoid investing in securities in countries where there is no requirement to provide public financial information, or where the Adviser deems such information to be unreliable as a basis for analysis.

The value of the Fund’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities and could favorably or unfavorably affect such Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are subject to accounting and reporting requirements that differ from those applicable to United States companies and that may be less informative. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency and other restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may determine not to hedge or to hedge only partially their currency exchange rate exposure, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, each Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of U.S. exchanges or markets. Accordingly, each Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of

U.S. companies. In buying and selling securities on foreign exchanges, the Fund may pay fixed commissions that may differ from the commissions charged in the United States. In addition, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

In a referendum held on June 23, 2016, the U.K. resolved to leave the European Union (“EU”) (“Brexit”), and the U.K. officially left the EU at the end of January 2020. Brexit has introduced uncertainties and instability in the financial markets. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets that the Fund invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than it has been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. leaves the EU and seeks to negotiate the terms of its future trading relationships.

DEVELOPED AND EMERGING MARKETS

The Fund may invest in issuers located in both developed and emerging markets. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world’s emerging markets generally include but are not limited to the following: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Custodial services and other costs relating to investment in emerging markets are more expensive than in the United States in certain instances. Some markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

DEPOSITARY RECEIPTS

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively known as “Depositary Receipts”). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their original markets and currencies.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines adopted by the Board of Trustees. The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Adviser as the administrator of the Program (the “LRMP Administrator”). The LRMP Administrator has delegated its responsibilities to the Adviser’s Liquidity Working Group to serve as the LRMP Administrator for the Fund. The Board will review no less frequently than annually a written report prepared by the LRMP Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” a Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees of the Trust (the “Board”). The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly, the Fund will monitor their liquidity. The Fund will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Fund treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g., tax consequences) to the Fund.

RELATIVELY NEW ISSUERS

The Fund may invest occasionally in the securities of selected relatively new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, the Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund’s investment objective, and might impact the Fund’s performance. When the Fund invests for temporary defensive purposes, it may not achieve its investment objective.

DEMAND DEPOSIT ACCOUNTS

The Fund may hold a significant portion of their cash assets in demand deposit accounts (“DDAs”) at the Funds’ custodian or another depository institutional insured by the Federal Deposit Insurance Corporation (the “FDIC”). DDAs are insured by the FDIC up to $250,000. The FDIC is an independent agency of the U.S. Government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. Government.

BORROWING

The Fund may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund’s total assets at the time of borrowing.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act generally requires that after the Fund’s purchase of securities of another investment company, such Fund does not: (i) own more than 3% of such investment company’s outstanding voting stock; (ii) invest more than 5% of such Fund’s total assets in any individual investment company; or (iii) invest more than 10% of such Fund’s total assets in all investment company holdings. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire securities of an underlying fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such underlying fund, (ii) 5% of the value of a Fund’s total assets, and (iii) 10% of the value of a Fund’s total assets when combined with all other underlying fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which is effective on January 19, 2021, will permit a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

The Adviser may charge an advisory fee on the portion of the Fund’s assets that are invested in securities of other investment companies. Thus, shareholders may be responsible for a “double fee” on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

Investment decisions for each Fund are made independently from those of the other Funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

SECURITIES LENDING

The Fund may, but currently does not intend to, lend their portfolio securities to qualified institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of its total assets (including the value of all assets received as collateral for the loan). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust’s Board.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. In addition, the Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

The Predecessor Fund did not engage in securities lending activities during its fiscal year ended December 31, 2020.

RISK OF MINORITY POSITIONS AND CONTROL POSITIONS

The Fund, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Fund or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings with the SEC, or foreign regulatory agencies, concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Funds to dispose of their holdings at the times and in the manner the Funds would prefer. In addition, it is possible, although unlikely, that the Funds might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of the business structure may be ignored.

Further, the Adviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Fund or the Adviser is a controlling person and thus is liable for securities law violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violated their fiduciary or other duties to a portfolio company or failed to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Funds nor the Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Fund may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Fund will succeed in obtaining control positions. This could result in the Fund’s investments being frozen in minority positions and could incur substantial losses.

SHORT SALES

The Fund may, occasionally, engage in short sales. In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.

COMMODITIES

The Fund may, but currently do not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with derivatives transactions.

DERIVATIVES

The Fund may invest in various instruments that are commonly known as “derivatives.” The Fund may invest in derivatives for various hedging and non- hedging purposes, including to hedge against foreign currency risk, market volatility and concentration risk. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to obtain exposure to a potentially large amount of financial assets and can, in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of the Fund. In most circumstances, derivatives will not be used to increase fund risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for a Fund. However, derivatives transactions typically involve greater risks than if a Fund had invested in the reference asset or obligation directly, since, in addition to general market risks, they may be subject to valuation risk, illiquidity risk, counterparty risk, credit risk and/or correlation risk. The use of derivatives for non-hedging purposes may be considered speculative. On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Funds qualify as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

The Fund has claimed exclusions from the definition of the term “commodity pool operator” (“CPO”) under the Commodities Exchange Act (the “CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA.

The Fund may be limited in its ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if the Fund continues to claim the exclusion from the definition of CPO. Under the amendments, in order to be eligible to continue to claim this exclusion, if a Fund uses commodity interests other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission (the “CFTC”)) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (“NAV”) (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.

If the Fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Fund would withdraw its exclusion from the definition of CPO and the Adviser would become subject to regulation as a CPO with respect to that Fund. In addition, the Fund’s disclosure documents and operations would need to comply with all applicable CFTC regulations, in addition to all applicable SEC regulations. Compliance with these additional regulatory requirements may increase Fund expenses.

Options on Securities

The Fund may write (sell) covered call and put options to a limited extent on their portfolio securities (covered options) in an attempt to increase income. However, in so doing the Fund may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by a Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Fund’s obligations. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction for an option it has written, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

A Fund normally purchases put options in anticipation of a decline in the market value of securities in the Fund (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s holdings. Put options also may be purchased by a Fund for the purpose of benefiting from a decline in the price of securities which a Fund does not own. A Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities does not sufficiently decline. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of any underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the options markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may engage in over-the-counter options (“OTC Options”) transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfil their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund’s Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC Options and the assets used to “cover” OTC Options as not readily marketable and therefore subject to the Fund’s 15% limitation on investment in illiquid securities.

Options on Securities Indices

In addition to options on securities, the Fund may purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under “Options on Securities.”

Options on stock indices are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices is subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

The Fund may, to the extent allowed by federal securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.

Options on Foreign Securities Indices

The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.

To the extent permitted by U.S. federal securities laws, the Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

Futures Contracts and Options on Futures Contracts

The successful use of futures contracts and options thereon draws upon the Adviser’s skill and experience with respect to such instruments and usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts

Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations.

The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes,

Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. Government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund provides or receives cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund incurs brokerage fees when it enters into futures contracts.

Except for futures contracts that are cash settled by their terms or as a result of arrangements entered into on behalf of a Fund with its futures brokers, the Fund must segregate at their custodian an amount of liquid assets equal to the aggregate potential contractual obligation in the contract. Other segregation requirements apply to cash settled futures or such other arrangements.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market.

Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

Futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser’s investment judgment about the general direction of the index or value of the underlying asset is incorrect, the overall performance of the Fund would be poorer than if they had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Fund and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Domestic and Foreign Securities Indices

The Fund may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Options on Futures Contracts

The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may purchase a put option on an interest rate sensitive futures contract to hedge its Fund against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of Fund securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund incurs a loss which is reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swap Transactions

Swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional”) amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in U.S dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a Fund’s ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Credit Default Swaps

The Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Equity Swaps

In an equity swap agreement one party typically makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying equity security or securities or an index of equity securities. Some equity swaps may involve both parties’ return being based on equity securities and/or indexes.

CURRENCY EXCHANGE TRANSACTIONS

Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by a Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated fund securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. The Fund’s cross hedges would generally entail hedging one currency to minimize or eliminate the currency risk of another, correlated currency. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which a Fund’s assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES

The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which fund securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its Fund which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Adviser anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of Fund securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross- hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in a currency other than the currency underlying the option but which is expected to move similarly. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund’s ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund’s 15% limit on illiquid securities.

CYBERSECURITY RISKS

The Fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Fund’s ability to calculate its NAV; impediments to trading for a Fund’s portfolio; the inability of Fund shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

PORTFOLIO TURNOVER

There has not been any significant variation in the Predecessor Fund’s portfolio turnover rate over its most recently completed fiscal year. The Adviser does not anticipate significant variation in the portfolio turnover rate from that reported in the Predecessor Fund’s Prospectus for the last fiscal year.

INVESTMENT RESTRICTIONS

For the benefit of shareholders, the Fund has adopted the following restrictions, which are FUNDAMENTAL policies and thus, together with the investment objectives of each Fund, cannot be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in this SAI, any matter requiring approval of a “majority of the outstanding voting securities” of a Fund (or class of the Trust, as the case may be) means the vote at a shareholder meeting of (i) 67% or more of the voting securities of the Fund (or class of the Trust, as the case may be) present or represented, if the holders of more than 50% of the outstanding voting securities of the Fund (or class of the Trust, as the case may be) are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or class of the Trust, as the case may be), whichever is less.

The following investment restrictions apply to the Fund. The Fund may not:

1.      Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund’s total assets when the borrowing is made. In no circumstances will the Fund pledge any of their assets in excess of the amount permitted by law.

2.      Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities or sale of its own securities, it may technically be deemed to be an underwriter under certain securities laws.

3.      Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

4.      Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.

5.      Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

6.      Invest 25% or more of the value of its total assets in any one industry or group of industries, except that the THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND will invest more than 25% of its total assets in the real estate industry or real estate related industries or that own significant real estate assets at the time of investment. (a company is considered to be in a real estate-related industry if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, property management, brokerage, leasing, appraisals or insurance) to the real estate industry).

As a FUNDAMENTAL policy, the Third Avenue International Real Estate Value Fund reserves the ability to make loans or to invest in commodities, real estate or interests in real estate without limitation, and each of this Fund expects to make such loans and investments from time to time in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans, investments in commodities for hedging purposes and investments in partnership and other interests in real estate.

The Fund is required to comply with the above fundamental investment restrictions applicable to them only at the time the relevant action is taken. The Fund is not required to liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund’s net or total assets that causes it not to comply with the restriction at a future date. The Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets. In the unlikely event that borrowings exceeds 5% of the Fund’s assets at any time, the Adviser would take steps to reduce borrowings below this level within three days (not including Sundays and holidays). Additionally, if the Fund holds more than 15% of its net assets in illiquid investments that are assets, the administrator of the Trust’s Liquidity Risk Management Program shall make a report of such an occurrence to the Board within one business day of the occurrence, with an explanation of the extent and causes of the occurrence, and how the Fund plans to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the amount of the Fund’s illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30 day period thereafter), the Board, including a majority of the Independent Trustees (as defined below), shall assess whether the Fund’s plans to bring its illiquid investments that are assets to or below 15% of its net assets continues to be in the best interest of the Fund.

As a NON-FUNDAMENTAL policy, under normal circumstances, the Third Avenue International Real Estate Value Fund will invest at least 80% of its net assets and any borrowing for investment purposes (measured at the time of investment) in securities of the type suggested by its name. The Fund will not change its policy in this regard prior to providing its shareholders with at least 60 days’ advance notice.

MANAGEMENT OF THE TRUST

Board of Trustees of the Trust

Board’s Oversight Role in Management. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board interacts with and receives reports from the Trust’s officers, senior personnel of the Adviser and the Trust’s other service providers. The Board’s audit committee and nominating and governance committee (each of which consists of three Independent Trustees (as defined below)) meets during their scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s principal financial officer. The Board also receives periodic presentations from the Trust’s officers, the Adviser and other service providers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit and investment research. The Board has adopted policies and procedures designed to address certain risks to the Trust. In addition, the Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. The Board also receives reports from counsel to the Trust regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Adviser (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Trust’s Trustees are Independent Trustees, including the Chairman of the Board. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with management, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to: (i) the services that the Adviser and other service providers provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by the Trust’s officers and employees of the Adviser; and (iii) the Board’s oversight of the Funds.

Information about Each Trustee’s Experience, Qualifications, Attributes or Skills. Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Trust counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate.

The Board evaluates its performance on an annual basis. In its annual evaluation of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth below as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

Several of the Trustees also serve on the boards of other fund complexes. Additional information about each Trustee is included in the table that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

Each of the Trustees oversees five mutual funds in the Fund Complex (defined below) that are advised by the Funds’ Adviser. The Fund Complex includes one portfolio in the Third Avenue Variable Series Trust and four portfolios in the Third Avenue Trust (the “Fund Complex”).

Correspondence intended for any Trustee, or Trust officer who is not a Trustee can be sent to Secretary of Third Avenue Trust, c/o Mr. Vincenzo A. Scarduzio, The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809.

Trustees and Officers

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser or Foreside Fund Services, LLC, the principal distributor of the Trust (“Distributor”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Robert J. Christian Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	5	FundVantage Trust (34 portfolios); Optimum Fund Trust (registered investment company with 6 portfolios).
Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	5	FundVantage Trust (34 portfolios).
Nicholas M. Marsini, Jr. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	5	FundVantage Trust (34 portfolios); Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	5	FundVantage Trust (34 portfolios); Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios).
Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	5	FundVantage Trust (34 portfolios); Copeland Trust (registered investment company with 2 portfolios).

____________

(1)      The Fund Complex includes the Funds and one series of the Third Avenue Variable Series Trust (the “Fund Complex”).

Principal Trust Officers

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2019.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. Richard Keyes Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2019.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

Gabriella Mercincavage Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2019.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

Guy F. Talarico Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee consists of Messrs. Christian, Mansur and Wynne. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust’s independent auditors. During the Trust’s fiscal year ended October 31, 2020, the Audit Committee, held five meetings. The Nominating and Governance Committee consists of Messrs. Christian and Mansur and Ms. Wolcott. The Nominating and Governance Committee was formed on October 17, 2019 and is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. During the fiscal year ended October 31, 2020, the Nominating and Governance Committee held two meetings. Effective October 17, 2019, the Fair Value Committee was dissolved and a Valuation Committee was established under the Trust’s Fair Value Pricing Procedures. The Valuation Committee is comprised of the Trust’s President, Treasurer, CCO and at least one Trustee and reports to the Board on at least a quarterly basis.

For the Trust’s fiscal year ended October 31, 2020, the aggregate amount of compensation paid to each Trustee by the Trust and the Fund Complex is listed below.

COMPENSATION TABLE

The following table sets forth the aggregate compensation paid to each of the Trustees for the Trust’s fiscal year ended October 31, 2020.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF THE TRUST’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST
Robert C. Christian	$30,134.96	$0	$0	$30,134.96
Iqbal Mansur	$32,063.61	$0	$0	$32,063.61
Nicholas M. Marsini, Jr.	$36,403.03	$0	$0	$36,403.03
Nancy B. Wolcott	$30,134.96	$0	$0	$30,134.96
Stephen M. Wynne	$33,027.91	$0	$0	$33,027.91

TRUSTEE SHARE OWNERSHIP

The following chart provides information about each Trustee’s share ownership in the Funds and the Third Avenue Variable Series Trust as of December 31, 2020:

INDEPENDENT TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FUND COMPLEX
Robert J. Christian	None	None

Iqbal Mansur	None	None

Nicholas M. Marsini, Jr.	None	None

Nancy B. Wolcott	None	None

Stephen M. Wynne	None	None

PRINCIPAL SHAREHOLDERS

The following persons owned of record, or were known to beneficially own, 5% or more of the outstanding common stock of a class of the Predecessor Fund as of February 23, 2021. Directors and officers, as a group owned less than 1% of each class of each Fund’s outstanding common stock as of such date.

Name and Address
Fund — Institutional Class Shares

THOMAS BEACH 2015 REVOCABLE TRUST C/O THIRD AVENUE MANAGEMENT LLC 622 THIRD AVENUE NEW YORK, NY 10017	34.23%

RBC CAPITAL MARKETS,LLC/MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	15.14%

PENNSYLVANIA LUMBERMENS MUTUAL INSURANCE ONE COMMERCE SQ, # 1200, 2005 MARKET ST PHILADELPHIA, PA 19103	15.19%

CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	8.66%

KEN GREINER C/O THIRD AVENUE MANAGEMENT LLC 622 THIRD AVENUE NEW YORK, NY 10017	7.18%

Fund — Z Class Shares

MAC & CO A/C 267126 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	58.93%

MAC & CO A/C 267120 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	26.23%

SEI PRIVATE TRUST COMPANY/C/O HEARTLAND 1 FREEDOM VALLEY DRIVE OAKS PA 19456	8.89%

MAC & CO A/C 766360 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	5.86%

INVESTMENT ADVISER

The investment adviser to the Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser’s senior management.

The Adviser or its affiliates may pay certain costs of marketing shares of the Funds out of their own resources (other than Z Class shares). The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may also pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other administrative, shareholder or distribution-related services. These payments are in addition to any fees that may be paid by the Funds for these types or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not change the price an investor pays for shares of any class of a Fund or the amount that a Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of any class of a Fund through any intermediary.

INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Funds’ purchase and sale of securities and other assets. The Adviser is responsible for selecting brokers and seeking best execution in placing portfolio transactions with brokers and dealers (see “Portfolio Trading Practices” discussed below). The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust.

All other expenses incurred in the operation of the Funds and the continuous offering of their shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Trust. Any expense which cannot be allocated to a specific Fund will be allocated to all of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may defer or waive receipt of its fees and/or assume certain expenses of a Fund and its classes, which would have the effect of lowering the expense ratio of the classes of the Fund and increasing return to investors.

The Advisory Agreement for the Fund will continue in effect from year to year if approved annually by the Board of the Trust or a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time without penalty, upon 60 days’ written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, the Funds pay the Adviser a monthly fee at an annual rate of average daily net assets in each Fund as listed below.

Fund	Management Fee Rate
Third Avenue International Real Estate Value Fund	1.00%

The Adviser has contractually agreed, until April 30, 2022, to waive advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, dividend and interest expense on short sales and extraordinary expenses) to the percentages listed below of the average daily net assets of each Class of each Fund, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated only by the Board of Trustees of Third Avenue Trust.

Fund	Institutional Class	Investor Class	Class Z
Third Avenue International Real Estate Value Fund	1.00%	1.25%	1.00%

For the fiscal year ended December 31, 2018, 2019 and 2020, the advisory fees payable by the Predecessor Fund, the amounts waived and reimbursed, or recovered from previous periods, by the Adviser and the resulting fees paid to the Adviser were as follows:

	2020	2019	2018
Gross Advisory Fees	$510,648	$780,119	$672,337
Waivers and/or Reimbursements	$320,523	$360,549	$529, 426
Net Advisory Fees	$190,125	$419, 570	$142,911

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

As of April, 1, 2021, Quentin Velleley managed or was a member of the management team for the following accounts (other than the THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None	None	None	None

Possible material conflicts of interest arising from management of the investments of the Fund and the investments of other accounts include: the Portfolio Manager’s allocation of sufficient time, energy and resources to managing the investments of the Fund in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Fund; the fact that the fees payable to the Adviser for managing certain Fund may be less than the fees payable to the Adviser for managing other accounts, potentially motivating the Portfolio Managers to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Fund and other accounts; and the proper allocation of aggregated purchase and sale orders for the Fund and other accounts.

The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another, such as performance or higher fees paid to the Adviser, or in which Portfolio Managers have personal investments or an interest in the receipt of advisory fees. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Funds and the Fund Complex, and the Adviser may, consistent with applicable law, make investment decisions for other clients or accounts (including accounts which are private partnerships or have performance compensation or potentially higher fees paid to the Adviser, or in which Portfolio Managers have personal investments or an interest in the receipt of advisory fees) which may be the same as or different from those made for the Funds and the Fund Complex. The Adviser’s Code of Ethics generally prohibits the Adviser and all Adviser employees from purchasing any security held in any client account of the Adviser. However, there are situations that create a possibility that the Adviser or the Adviser’s affiliates, and any of the Adviser’s officers, directors, stockholders, or employees may have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, member, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, managers, board directors and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

The Fund may hold interests in an entity that are of a different class or type than the class or type of interest held by another fund or client of the Adviser. For example, the Fund may hold mezzanine securities and a hedge fund controlled by the Adviser may hold senior securities. This would potentially result in other funds or Adviser clients being senior or junior to a Fund in the capital structure of such entity, which could mean that in a workout or other distressed scenario certain advisory clients or fund might be adverse to the Fund and some might recover all or part of the investment while another might not. In the event of such a conflict, the Adviser will work with the Board to properly discharge the Adviser’s duties to the Funds and other clients.

Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but will not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Fund, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. The Portfolio Manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for any of the Funds.

PORTFOLIO MANAGER COMPENSATION

Compensation is structured so that key professionals benefit from staying with the Adviser. Each Portfolio Manager receives a fixed base salary and is eligible for a cash bonus. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in any one Fund and the performance of and assets under management of the Funds collectively as well as the portfolios managed for the Adviser’s other clients. Such factors may include comparisons to peer groups, competitors and firm wide goals and budgets. When Portfolio Managers also perform additional management functions within the Adviser, those contributions may also be considered in the determination of bonus compensation. Each Portfolio Manager who is a partner in the Adviser also receives a quarterly pro rata distribution based on the revenues of the Adviser as a whole.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2020, the dollar range of securities beneficially owned by the Portfolio Manager in the Predecessor Fund is shown below (the Fund had not yet commenced operations):

PORTFOLIO MANAGER	DOLLAR RANGE OF THE FUND’S SECURITIES OWNED
Quentin Velleley	Third Avenue International Real Estate Value Fund: N/A

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Under a Distribution Agreement with the Trust dated October 1, 2016, the Distributor acts as the agent of the Fund for the distribution of Fund shares. During the continuous offering of Fund shares, the Distributor devotes its best efforts to distribute, and to effect sales of, shares of the Funds, but is not obligated to sell any certain number of shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. With respect to Investor and Institutional Class shares, these financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from the Funds or the Adviser, rather than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, may be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services except that any distribution/service fees paid by a Fund pursuant to a Rule 12b-1 distribution plan is paid to the Distributor to pay financial intermediaries for distribution of shares of the Fund or for providing other services. Any excess distribution/service fee retained by the Distributor is not held for profit by the Distributor, but instead is used to pay for and/or reimburse the Adviser for distribution-related expenditures. Pursuant to an agreement between the Adviser and the Distributor, the Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement shall continue automatically for successive one-year periods, provided such continuance is specifically approved at least annually, with respect to a Fund, by (i) the Trust’s Board or (ii) the vote of a majority of the outstanding voting securities of the Fund, in accordance with Section 15 of the 1940 Act. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ written notice.

DISTRIBUTION (12b-1) FEES

The Fund has adopted a Distribution and Service Plan (the “Plan”) for the Investor Class shares that allows the Investor Class to pay a 0.25% fee for selling and distributing its shares and for providing service to its shareholders. The distribution fees may be paid to the Distributor to cover the Investor Class’ sales, marketing and other distribution-related expenses. Because these distribution fees, if any, are deducted from the net assets of the Investor Class on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it and will result in lower total returns than an investment in the Institutional Class or Z Class shares of a Fund. The Fund is new and had not paid fees pursuant to the Plan as of the date of this SAI.

ADMINISTRATOR; TRANSFER AND DIVIDEND PAYING AGENT

The Trust has entered into a Transfer Agency Agreement with BNY Mellon Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581-1722, pursuant to which BNY Mellon Investment Servicing (U.S.) will provide certain administration and accounting services, transfer agency, dividend disbursing and shareholder services to each Fund. The Trust has also entered into a Fund Accounting and Administration Agreement with The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which The Bank of New York Mellon will provide certain accounting and administration services to each Fund. The Trust pays The Bank of New York Mellon a fee at an annual rate of $70,000 per Fund for such services.

Commonwealth served as administrator to the Predecessor Fund. For the Predecessor Fund’s fiscal years ended December 31, 2018, 2019 and 2020, the Predecessor Fund paid fees to Commonwealth for administrative services in the following amounts.

	2020	2019	2018
Fees Paid for Administrative Services	$36,316	$38,401	$25,819

CUSTODIAN

The Bank of New York Mellon (the “Custodian”) located at 240 Greenwich Street, New York, NY 10286, serves as custodian for the Fund pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of each Fund; (2) holds and transfers portfolio securities on account of each Fund; (3) accepts receipts and makes disbursements of money on behalf of each Fund; (4) collects and receives all income and other payments and distributions on account of each Fund’s securities; and (5) makes periodic reports to the Board concerning each Fund’s operations. The Custodian serves as the Fund’s foreign custody manager pursuant to the requirements of Rule 17f-5 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Philadelphia, PA 19103 is the independent registered public accounting firm for the Fund. The independent registered public accounting firm audits the financial statements of the Fund following the end of each fiscal year and provides a report to the Board and shareholders of the results of the audit.

OTHER SERVICE PROVIDERS

The Trust has engaged JW Fund Management, LLC, 100 Springdale Rd. Suite A3-416, Cherry Hill, NJ 08003 to provide persons to serve as Principal Executive Officer and Principal Financial Officer and provide various other services for the Trust. The Trust has engaged Alaric Compliance Services LLC to provide on-going compliance services, including providing an individual to serve as the Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures reasonably designed to prevent improper disclosure of the Fund’s portfolio holdings to third parties. The Fund discloses its top ten portfolio holdings on a quarterly basis approximately 15 business days after quarter-end by posting this information on its website and discloses substantially all of its portfolio holdings on a semi-annual basis through reports to shareholders or quarterly filings with the SEC within 60 days after quarter end. These disclosures are public and are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Fund’s Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Fund — namely, the Adviser, BNY Mellon, Custodian, auditors, Charles River Development (portfolio management system), MarkIt (best execution analysis), and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Fund. It is not the present intention of the Fund to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser . In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING POLICIES

The Trust, on behalf of the Fund, has delegated the responsibility of the Fund’s proxy voting to the Adviser. The Adviser has adopted proxy voting policies and procedures on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Adviser’s proxy voting policy, client portfolio securities must be voted in the best interests of the clients. The Adviser’s Proxy Voting Committee, consisting of Senior Portfolio Managers and Research Analysts, determines how proxies shall be voted by applying the guidelines set forth in the Adviser’s proxy voting policy. The proxy guidelines address, for example, the elections of directors, classified boards, cumulative voting and blank check preferred stock. In virtually all instances, the Committee delegates the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. A member of the Legal and Compliance department (the “designee”), participates in decisions to present issues for a vote, fields any conflict issues, documents deviations from policy guidelines and documents all voting decisions. The Proxy Voting Committee may seek the input of the Adviser’s Director of Research or from other Portfolio Managers or Research Analysts who may have particular familiarity with the matter to be voted.

The Adviser will typically abstain from voting if it believes the cost to vote will exceed the potential benefit to clients. The most common circumstances where that may be the case involve foreign proxies. In addition, the Adviser may also be restricted from voting proxies of a particular issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

The Adviser’s Legal and Compliance Department oversees the administration of proxy voting and processing proxy votes in accordance with the Adviser’s proxy voting policy.

Any employee of the Adviser who may have direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser’s General Counsel. The Adviser’s General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser’s General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (5) presenting the conflict to the Board of the Trust and obtaining direction on how to vote. The Adviser maintains required records relating to votes cast and the Adviser’s proxy voting policies and procedures in accordance with applicable law. A summary of the Adviser’s proxy voting policies and procedures are attached herewith as Appendix B.

For anyone wishing to receive information on how a Fund of the Trust voted during the year ended June 30th, the information can be obtained after the following August 31st without cost:

•        on the Funds’ website at www.thirdave.com or

•        on a website maintained by the SEC at www.sec.gov.

PORTFOLIO TRADING PRACTICES

In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, include reasonable commission rates). The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, confidentiality and the ability to minimize and clear up settlement issues. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid.

Under its Advisory Agreements with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Fund. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage payment, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. The products and services received by the Adviser in exchange for “soft dollar” research commissions paid are all within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Adviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Adviser in the performance of its investment making decision responsibilities, and the Adviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Fund may be used to benefit other Adviser clients. Conversely, research obtained through the payment of commissions by other Adviser clients may be used to benefit the Fund. The Fund is new and had not directed brokerage transactions to a broker because of research services provided as of the date of this SAI.

Purchase and sale orders for securities held by a Fund may be combined with those for other Funds or clients of the Adviser in seeking the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Adviser determines that a particular security should be bought for or sold by more than one client, the Adviser undertakes to allocate those transactions among the participants equitably.

The value of services received in connection with these soft dollar commissions cannot reasonably be accurately valued.

The Adviser has a brokerage committee that reviews commissions paid to each broker by the Adviser’s clients and monitors the execution quality of the brokers used to execute portfolio transactions for its clients, including the Fund. The Adviser utilizes third party vendor reports to assist it in analyzing the quality of execution by the brokers and dealers it uses.

To the knowledge of the Fund, no affiliated person of the Fund receives give-ups or reciprocal business in connection with security transactions of the Fund. The Fund does not effect securities transactions through brokers in accordance with any formula, nor will they take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Fund from time to time may affect purchases of Fund shares for their customers. The Board of the Trust has adopted policies and procedures that prohibit the direction of Fund transactions for compensation, promotion or distribution of Fund shares. The Fund is new and had not paid any brokerage commissions as of the date of this SAI.

The Fund may at times invest in securities of its regular broker dealers or a parent of their regular broker-dealers. The Fund is new and did not hold any securities of “regular broker dealers” as of the date of this SAI.

SHARE INFORMATION

All shares of the Fund when duly issued will be fully paid and non-assessable. Except as otherwise described in the Prospectus, shares have no pre-emptive, subscription or conversion rights and are freely transferable. The Trust currently consists of four series of Funds. The shareholders of the Funds have one vote for each share held on matters on which all shares of the Trust shall be entitled to vote. Each Fund (or class thereof) will vote separately on matters affecting only that Fund (or class thereof) or as otherwise required by law. The Trustees are authorized to classify or re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Shares of the Funds have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board. The shares of each Fund also have equal rights with respect to dividends, assets and liquidation of that Fund and are subject to any preferences, rights or privileges of any classes of shares of that Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the shares of the Funds to replace its Trustees.

PURCHASE ORDERS

The Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, the Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with such Fund’s investment policies.

Certain financial intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares of any class at its NAV per share next determined after the financial intermediary receives the share order. In other instances, the Fund has also authorized such financial intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf at the share price next determined of the applicable class after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the share order from an investor.

REDEMPTION OF SHARES

The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of NAV, the right of redemption is also suspended and shareholders will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (“NYSE”) is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

CALCULATION OF NET ASSET VALUE

PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding. This determination is made by The Bank of New York Mellon, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.

In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on multiple exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price.

Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale), and foreign securities, will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax considerations affecting the Fund and its U.S. shareholders (including U.S. shareholders owning a large position in a Fund), and the discussions set forth herein and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

For purposes of this discussion, (1) a “U.S. shareholder” means a beneficial owner of stock that, for U.S. federal income tax purposes, is (A) an individual who is a citizen or resident of the United States, (B) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, the District of Columbia or any political subdivision thereof, (C) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (D) a trust, (i) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control the substantial decisions of the trust or (ii) if a valid election to be treated as a U.S. person is in place for it, and (2) a “non-U.S. shareholder” means a beneficial owner (other than a partnership) of stock that is not a “U.S. shareholder.” If a partnership or entity treated as a partnership for U.S. federal income tax purposes holds shares in a Fund, the U.S. federal income tax treatment of a partner will generally depend upon the status of the partner and the tax treatment of the partnership. A partner of a partnership owning shares in a Fund should consult its tax adviser with regard to the U.S. federal income tax consequences of its investment in the Fund.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

The Fund has elected to be treated and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies, such Fund will not be subject to U.S. federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Fund’s shareholders. As a regulated investment company, the Fund is not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. The Fund may, however, subject to certain limitations, carry forward capital losses in excess of capital gains (“net capital losses”) from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. The Fund is permitted to carry forward net capital losses it incurs presently without any expiration date. Any such loss carryforwards will retain their character as short-term or long-term. Capital gains that are offset by capital loss carryforwards are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. As discussed below, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). As a result, cash available for distribution to shareholders and the value of the Fund’s shares may be reduced materially.

To qualify as a regulated investment company requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”). In certain instances, the nature of a Fund’s investments could make it difficult to determine the Fund’s compliance with the Qualifying Income Requirement and/or the Diversification Requirement, although the Fund does not anticipate that this will affect their qualification as regulated investment companies. In addition, a Fund may be forced to liquidate certain of its investment assets in order to fund redemptions of its shares or distributions to its shareholders (as discussed below), or in order to comply with such asset diversification requirements. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income or gain it distributes to shareholders.

The Fund will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the appropriate Fund will be subject to a tax of 21% of such amount. In that event, such Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, and each U.S. shareholder of such Fund (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by such Fund against its U.S. federal income tax liability and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of such Fund by the amount of the undistributed capital gains included in such shareholder’s gross income less the tax deemed paid by the shareholder. Although distributions by the Fund will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Fund in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Fund during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% non-deductible excise tax. To avoid the tax, the Fund generally must distribute during the calendar year, an amount equal at least to the sum of (1) 98% of its ordinary income for such calendar year (excluding, for these purposes, certain “specified gains and losses” as set forth in the Code), (2) 98.2% of its capital gains in excess of its capital losses (plus certain “specified gains and losses” as set forth in the Code) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed and upon which no U.S. federal income tax was imposed.

If the Fund failed to qualify as a regulated investment company, such Fund would be subject to tax as a regular C corporation on its taxable income even if such income were distributed to shareholders. In addition, at the shareholder level, all distributions out of earnings and profits would be subject to tax as ordinary income. Such distributions may constitute “qualified dividend income” eligible for a maximum U.S. federal capital gain tax rate of 20% for individuals and certain other non-corporate taxpayers that meet certain requirements (including a minimum holding period requirement). Certain corporate shareholders may be eligible for a dividends received deduction subject to certain requirements under the Code. In addition, such Fund may be required to recognize unrealized gains, pay tax, and make distributions (which could be subject to interest charges) before requalifying to be subject to tax as a regulated investment company. If a Fund failed to qualify as a regulated investment company in any taxable year, cash available for distribution to shareholders and the value of the Fund shares could be reduced materially. In lieu of potential disqualification, a Fund may be permitted to pay a specified amount of tax for certain failures to satisfy the asset diversification or income requirements, which generally are those failures due to reasonable cause and not willful neglect or that are de minimis under the Code.

Certain of the Fund’s investment practices may be subject to special and complex provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income or gains to the Fund, disallows, suspends or otherwise limits the allowance of certain losses or deductions and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to U.S. shareholders. These provisions also (1) may require a Fund to mark-to- market certain types of its positions (i.e., treat them as if they were sold at the end of the Fund’s fiscal year) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

The qualifying income and asset requirements that must be met under the Code in order for the Fund to qualify as a RIC, as described above, may limit the extent to which such Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” In 2016, the IRS issued a notice stating it would not address what constitutes a “security” for purposes of Qualifying Income. In addition, the IRS requested comments as to whether the 2006 Revenue Rulings should be withdrawn. Accordingly, each Fund’s ability to invest in derivative transactions may be limited by the Qualifying Income Requirement. Each Fund will account for any investments in derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

Gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. The U.S. federal income tax rules governing the taxation of swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund does not anticipate that their activities in this regard will affect their qualification as regulated investment companies.

If the Fund invests directly or indirectly through a real estate investment trust (“REIT”) in residual interests in real estate mortgage investment conduits (“REMICs”) or invests in a REIT that is a taxable mortgage pool or that has an interest in a taxable mortgage pool, a portion of the Fund’s income may be subject to U.S. federal income tax in all events. Excess inclusion income of a Fund generated by a residual interest directly in a REMIC or by an interest in a taxable mortgage pool through a REIT may be allocated to shareholders of such Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a non-U.S. shareholder will not qualify for any reduction in U.S. withholding taxes under any otherwise applicable income tax treaty or other exemption. In addition, if the shareholders of the Fund include a “disqualified organization” (such as certain governments or governmental agencies and charitable remainder trusts) the Fund or a nominee may be liable for tax at the highest applicable corporate tax rate (currently 21%) on the excess inclusion income allocable to the disqualified organization and, in that case, we may reduce the amount of our distributions to any disqualified organization whose stock ownership gave rise to the tax by the amount of the tax that is attributable to such stock ownership. There may be instances, however, in which a Fund may be unaware of the amount of its share of the excess inclusion income from an underlying investment. In addition, a Fund’s investment in REIT equity securities may result in the Fund receiving cash in excess of investment company taxable income from such investment, which could result in some portion of a Fund’s cash distributions to shareholders being treated as a return of capital for U.S. federal income tax purposes (as described below).

Distributions by a Fund to its shareholders that a Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from the REITs it holds, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Income received by the Fund from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign jurisdictions and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may generally elect to pass eligible foreign taxes through to its shareholders, if more than 50% of such Fund’s total assets at the close of its fiscal year are invested in securities of foreign issuers. If a Fund makes this election, its shareholders would generally be allowed to decide whether to deduct such taxes or claim a foreign tax credit on their tax returns. An individual shareholder that does not itemize deductions may not claim a deduction for such taxes, and the ability to claim foreign tax credits may be subject to limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will generally represent an expense to the Fund, which will reduce its investment company taxable income.

The Fund may invest in stocks of foreign corporations that are passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and consequently may be subject to U.S. federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its shareholders. The tax would be determined by allocating such distribution or gain ratably to each day of each Fund’s holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal U.S. federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to shareholders.

The Fund may be able to elect to treat a PFIC as a “qualified electing fund,” in lieu of being taxable in the manner described in the immediately preceding paragraph, and to include annually in income their pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year all shares that they hold in a PFIC. If a Fund makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark- to-market and qualifying electing fund elections may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The rules for determining whether a foreign company is a PFIC, and the rules applicable to the taxation of PFICs, are highly complex and involve the determination of various factual matters that may not be within our control. Accordingly, certain adverse and unintended U.S. federal income tax consequences could arise to the Fund from investing in certain foreign companies. These adverse and unintended U.S. federal income tax consequences could include, among other things, the recognition of a significant net operating loss by a Fund which, as discussed above, the Fund would not be allowed to use in computing its investment company taxable income in any prior or subsequent taxable year.

The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Under recently enacted legislation, for tax years beginning after December 31, 2018, a Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and, thus, increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap or derivative for more than one year). A Fund’s transactions in swap or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of each Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

The Fund may invest in distressed Instruments, which may later on be modified or exchanged for other Instruments in reorganizations or financial restructurings, either out of court or in bankruptcy. Such modification or exchange may be treated as a taxable event, even though no cash payment is received in connection with the modification or exchange, to the extent that it gives rise to “significant modification” within the meaning of Treasury Regulations. The determination of whether a modification or exchange is “significant”, however, is based on all of the facts and circumstances, except for certain “safe harbor” modifications specified in the Treasury Regulations. Thus, the IRS may take the position that the restructuring of an Instrument acquired by a Fund is a “significant modification” that should be treated as a taxable event even if the Fund did not treat the restructuring as a taxable event on its tax return.

The character and timing of a Fund’s taxable gains and losses may also be affected by various Code provisions including, but not limited to, those applicable to straddles, controlled foreign corporations, wash sales, short sales and various types of notional principal contracts, other derivatives, options, forwards and futures contracts. The body of law applicable to many of the investment instruments discussed above is complex, and in certain circumstances, not well developed. Thus, the Fund and its advisors may be required to interpret various provisions of the Code and Treasury Regulations, and take certain positions on the Fund’s tax returns, in situations where the law is somewhat uncertain.

Distributions made by a Fund from investment company taxable income (including distributions of any net short-term capital gains and tax-exempt interest) are taxable to U.S. shareholders as ordinary income to the extent of such Fund’s earnings and profits. Distributions of net capital gain (including amounts designated as net capital gain by a Fund and credited to shareholders but retained by the Fund) will be taxable to U.S. shareholders as long-term capital gains, regardless of how long such shareholders have held their shares. Distributions in excess of a Fund’s earnings and profits are treated as a return of capital for U.S. federal income tax purposes which will first reduce the adjusted tax basis of a U.S. shareholder’s stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming the shares are held as capital assets).

For individual U.S. shareholders, investment company taxable income, other than qualified dividend income, is currently taxed at a maximum U.S. federal income tax rate of 37%, while net capital gain and qualified dividend income generally will be taxed at a maximum U.S. federal income tax rate of 20%. Dividends paid by a Fund, other than distributions of net capital gain, will generally constitute qualified dividend income for individual U.S. shareholders (provided certain holding period and other requirements are met) to the extent that the Fund receives qualifying dividend income from domestic corporations (generally excluding real estate investment trusts) and certain qualifying foreign corporations. For corporate U.S. shareholders, both investment company taxable income and net capital gain are currently taxed at a flat U.S. federal income tax rate of 21%. Dividends paid by a Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations (generally excluding real estate investment trusts). Distributions to corporate U.S. shareholders of net capital gain are not eligible for the dividends-received deduction. The tax treatment of distributions whether paid in cash or additional shares is the same. To the extent securities held by a Fund have appreciated when an investor purchases shares of a Fund, a future realization and distribution of such appreciation will be taxable to U.S. shareholders even though it may constitute, from an investor’s standpoint, a return of capital.

A redemption of shares is taxable to you for U.S. federal income tax purposes whether the redemption proceeds are paid in cash or in kind using securities from the applicable Fund’s portfolio. A redemption, whether in cash or in kind, would generally not be taxable to the Fund. You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your cost basis in such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the U.S. shareholder’s hands, and will be long-term or short-term depending upon such shareholder’s holding period for the shares. Any loss realized on a redemption or sale of shares will be disallowed to the extent substantially identical shares are purchased, or received through reinvesting dividends and capital gains distributions in a Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by such shareholder with respect to such share.

The U.S. federal tax law generally requires that the cost basis and holding period of mutual fund shares be reported to both the Internal Revenue Service and shareholders for sales, redemptions or exchanges of mutual fund shares that are acquired on or after January 1, 2012. This information will generally be reported on Form 1099-B. Shares in a Fund acquired before January 1, 2012, and shares in a Fund owned by C-corporations and certain tax- deferred/retirement accounts are generally excluded from cost basis reporting. The cost basis of a share is generally the purchase price, adjusted for dividends, returns of capital and other corporate actions. For purposes of reporting cost basis and holding period to the Internal Revenue Service, cost basis and holding period will be calculated using the Fund’s default method unless you instruct the Fund to use one of the other cost basis reporting methods offered by the Fund. If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account. The applicable cost basis method will be used to determine which specific shares you are treated as selling when there have been multiple purchases on different dates at differing share prices (i.e., blocks), and the entire position is not sold at one time. Therefore, the cost basis method used may impact the amount of the capital gain or loss recognized and the character (long-term or short-term) of such gain or loss. The Fund does not recommend any particular method of determining cost basis. The Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders and their tax advisers should carefully review the cost basis information provided by the Fund. You are encouraged to consult your tax adviser regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should select. Additional information about cost basis reporting and the cost basis methods which are available to the Fund’s shareholders can be found on our website: www.thirdave.com.

A U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% “net investment income tax” on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A Fund shareholder’s net investment income will generally include dividend income, capital gains distributions from the Fund, net capital gains retained by the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the net investment income tax to your income and gains in respect of your investment in a Fund’s shares.

The Fund will backup withhold for U.S. federal income taxes at the required rate (currently 24%) on all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate U.S. shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, or on capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

Under current law, if a Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the Code and Treasury Regulations) then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of such Fund generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax and cause the non-U.S. shareholder to be required to file a federal income tax return. In addition in any year when at least 50% of a Fund’s assets are USRPIs (as defined in the Code and Treasury Regulations), distributions of such Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

The Foreign Account Tax Compliance Act (“FATCA”) imposes extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Fund is required to withhold U.S. tax at a 30% rate on Fund distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with these new requirements. Under proposed regulations, FATCA withholding on payments of the gross proceeds of share redemption and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts. Under certain rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules. Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The preceding discussion is meant to be only a general summary of certain material U.S. federal income tax consequences of an investment in the Fund. The tax law is subject to constant revision. Legislative, judicial or administrative action may change the tax rules, including applicable tax rates, that apply to the Fund or its shareholders and any such change may be retroactive. In addition, special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account. You should consult your tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences to you of the ownership of Fund shares. This summary is provided for general information only and should not be considered tax advice or relied upon by an investor.

EXHIBIT G

PROXY CARD

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

VOTE BY PHONE 1. Read the proxy statement and locate your control number below. 2. Call toll-free 1-833-288-9330 3. Follow the simple instructions.

▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND (FORMERLY, REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND)

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. The undersigned shareholder of Third Avenue International Real Estate Value Fund (the “Fund”), a series of World Funds Trust (the “Trust”), hereby appoints Karen M. Shupe as proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on February 23, 2021, at the Special Meeting of Shareholders of the Fund to be held in person, April 6, 2021 at 10:00 a.m., and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement/Prospectus for the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund and of the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above.

Date _______________________________________________

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

G-1

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on April 6, 2021.

The Notice of Joint Special Meeting and Proxy Statement/Prospectus are available at

https://theworldfundstrust.com/funds/third-avenue/third-ave-intl-real-estate-value.php

PLEASE CAST YOUR VOTE TODAY!

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

▽  PLEASE DETACH AT PERFORATION BEFORE MAILING.  ▽

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE PROPOSALS.

TO VOTE, MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Third Avenue International Real Estate Value Fund (the “Successor Fund”), a newly-created series of Third Avenue Trust, as follows: (a) Institutional Class shares of the Successor Fund, which will be distributed by the Fund to its Institutional Class shareholders, and (b) Z Class shares of the Successor Fund, which will be distributed by the Fund to its Z Class shareholders, each having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Successor Fund of all of the Fund’s liabilities (the “Reorganization”). Institutional Class and Z Class shares of the Successor Fund, respectively, received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust;

		☐	☐	☐
2.

To approve an investment advisory agreement between World Funds Trust (the “Trust”) and Third Avenue Management LLC (“Third Avenue”) on behalf of the Fund, to take effect upon any expiration of the interim advisory agreement between the Trust and Third Avenue on behalf of the Fund and remain in effect until consummation of the reorganization; and

		FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE BE SURE TO SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

G-2

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of

Third Avenue International Real Estate Value Fund
(formerly, REMS International Real Estate Value-Opportunity Fund)

(a series of World Funds Trust)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

By and in Exchange for Shares of

Third Avenue International Real Estate Value Fund

(a series of Third Avenue Trust)

622 Third Avenue
New York, NY 10017
(212) 888-5222

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March 19, 2021 relating specifically to the transfer of all of the assets of Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund) (the “Fund”), a series of World Funds Trust, in exchange for Institutional Class and Z Class shares, respectively, of Third Avenue International Real Estate Value Fund (the “Successor Fund”), a newly-created series of Third Avenue Trust, and the assumption by the Successor Fund of the Fund’s liabilities. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.      The Fund’s Statement of Additional Information dated May 1, 2020, as supplemented.

2.      The Fund’s Annual Report for the fiscal year ended December 31, 2020.

3.      The Fund’s Semi-Annual Report for the six-month period ended June 30, 2020.

DOCUMENTS INCORPORATED BY REFERENCE

The Fund’s Statement of Additional Information dated May 1, 2020, as supplemented, is incorporated herein by reference to Post-Effective Amendment No. 358 and 359. to the Fund’s Registration Statement on Form N-1A, filed on April 29, 2020 (File Nos. 333-148723 and 811-22172). The financial statements of the Fund are incorporated herein by reference to (i) the Fund’s Annual Report for its fiscal year ended December 31, 2020, filed on March 11, 2021, and (ii) the Fund’s Semi-Annual Report for the six-month period ended June 30, 2020, filed on September 9, 2020.

PART C

OTHER INFORMATION

Item 15. Indemnification.

The Registrant’s Trust Instrument (“Trust Instrument”) and by-laws provide, among other things, that a Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained herein or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. The Trust shall indemnify each of its Trustees to the full extent permitted by law against all liabilities and expenses (including amounts paid in satisfaction of judgments, in settlement, as fines and penalties, and as counsel fees) reasonably incurred by such Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such Trustee may be involved or with which such Trustee may be threatened, while as a Trustee or thereafter, by reason of being or having been such a Trustee except with respect to any matter as to which such Trustee shall have been adjudicated to have acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of such Trustee’s duties. (See Article X of the Trust Instrument which has been incorporated by reference as Exhibit 1 and the Registrant’s By-Laws which have been incorporated by reference as Exhibit 2).

Each Investment Advisory Agreement provides, among other things, that the Fund agrees to indemnify the Adviser and each of the Adviser’s directors, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust. (See Investment Advisory Agreement which have been incorporated by reference as Exhibits 6(a – d)).

The Distribution Agreement (“Agreement”) with Foreside Funds Services, LLC (the “Distributor”) provides, among other things, that the Registrant (“Client”) will indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including

Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as distributor of the Funds pursuant to this Agreement; (ii) the Client’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Client’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Client (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Client’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such sales literature and advertising materials in reliance upon and in conformity with information relating to the Distributor and furnished to the Client or its counsel by the Distributor in writing and acknowledging the purpose of its use. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement. (See Distribution Agreement which have been incorporated by reference as Exhibits 7(a – d)).

Item 16. Exhibits.

(1)	Trust Instrument and Certificate of Trust are incorporated by reference to Exhibit (1) of Third Avenue Trust’s Registration Statement filed on January 31, 1997.
(2)	By-Laws are incorporated by reference to Third Avenue Trust’s Registration Statement filed on January 31, 1997.
(3)	Not applicable.
(4)	Agreement and Plan of Reorganization is attached as Exhibit A to the Proxy Statement/Prospectus contained in this Registration Statement.
(5)

Reference is made to Article II of Third Avenue Trust’s Trust Instrument and Articles IV and V of Third Avenue Trust’s By-Laws. Incorporated by reference to Third Avenue Trust’s Registration Statement filed on January 31, 1997.

(6)(a)

Investment Advisory Agreement between Third Avenue Trust on behalf of the Third Avenue Value Fund and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2007.

(6)(b)

Investment Advisory Agreement between Third Avenue Trust on behalf of the Third Avenue Small-Cap Value Fund and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2007.

(6)(c)

Investment Advisory Agreement between Third Avenue Trust on behalf of the Third Avenue Real Estate Value Fund and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2007.

(6)(d)

Form of Investment Advisory Agreement between Third Avenue Trust on behalf of the Third Avenue International Real Estate Value Fund and Third Avenue Management LLC is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement filed on January 12, 2021.

(7)(a)

Distribution Agreement between Third Avenue Trust on behalf of the Third Avenue Value Fund and Foreside Fund Services, LLC dated October 1, 2016, as amended April 19, 2017 is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2019.

(7)(b)

Distribution Agreement between Third Avenue Trust on behalf of the Third Avenue Small-Cap Fund and Foreside Fund Services, LLC dated October 1, 2016, as amended April 19, 2017 is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2019.

(7)(c)

Distribution Agreement between Third Avenue Trust on behalf of the Third Avenue Real Estate Value Fund and Foreside Fund Services, LLC dated October 1, 2016, as amended April 19, 2017 is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2019.

(7)(d)	Distribution Agreement between Third Avenue Trust on behalf of the Third Avenue International Real Estate Value Fund and Foreside Fund Services, LLC to be filed by amendment.
(8)	Not applicable.
(9)(a)	Custody Agreement between Third Avenue Trust and The Bank of New York Mellon is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on February 28, 2020.
(9)(b)

Foreign Custody Manager Agreement between Third Avenue Trust and The Bank of New York Mellon is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on February 28, 2020.

(10)	Not applicable.
(11)

Opinion and consent of Troutman Pepper Hamilton Sanders LLP regarding legality of securities being offered is incorporated by reference to the Registration Statement on Form N-14 filed on February 12, 2021.

(12)	Form of opinion and consent of Troutman Pepper Hamilton Sanders LLP regarding tax matters is incorporated by reference to the Registration Statement on Form N-14 filed on February 12, 2021.
(13)(a)

Transfer Agency and Shareholder Services Agreement between Third Avenue Trust and The Bank of New York Mellon dated September 29, 2020 is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement filed on January 12, 2021.

(13)(b)

Fund Administration and Accounting Agreement between Third Avenue Trust and The Bank of New York Mellon dated March 9, 2020 is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement filed on January 12, 2021.

(13)(c)

Form of Operating Expenses Limitation Agreement between Third Avenue Trust and Third Avenue Management LLC is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement filed on January 12, 2021.

(14)(a)	Consent of Tait, Weller & Baker, LLP is filed herewith.
(14)(b)	Consent of PricewaterhouseCoopers LLP is filed herewith.
(15)	Not applicable.
(16)	Powers of attorney are filed herewith.
(17)	Proxy Card is attached as Exhibit G to the Proxy Statement/Prospectus contained in this Registration Statement.

Item 17. Undertakings.

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145c, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed on behalf of the registrant, in the City of Wilmington, State of Delaware on the 19th day of March, 2021.

THIRD AVENUE TRUST
By:	/s/ Joel L. Weiss
Joel L. Weiss, President and CEO

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee	March 19, 2021
Robert J. Christian
/s/ Iqbal Mansur*	Trustee	March 19, 2021
Iqbal Mansur
/s/ Nicholas M. Marsini, Jr.*	Trustee	March 19, 2021
Nicholas M. Marsini, Jr.
/s/ Nancy B. Wolcott*	Trustee	March 19, 2021
Nancy B. Wolcott
/s/ Stephen M. Wynne*	Trustee	March 19, 2021
Stephen M. Wynne
/s/ T. Richard Keyes	Treasurer and CFO	March 19, 2021
T. Richard Keyes
/s/ Joel L. Weiss	President and CEO	March 19, 2021
Joel L. Weiss
* By:	/s/ Joel L. Weiss
Joel Weiss
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
(14)(a)	Consent of Tait, Weller & Baker, LLP

(14)(b)	Consent of PricewaterhouseCoopers LLP

(16)	Powers of attorney